Variable Annuity Prospectus	May 1, 2018

American Family Variable
Annuity Contract
Flexible Premium Variable Annuity
issued by
American Family Life Insurance Company
through the
American Family Variable Account II
administered by
Kansas City Life Insurance Company
The American Family Variable Annuity Contract (the "Contract") currently has 11 funding choices – one Fixed Account (paying a guaranteed minimum fixed rate of interest) and 10 Subaccounts. The Subaccounts invest in the following portfolios:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Initial Class)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)
Fidelity® VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard is a trademark of The Vanguard Group, Inc.
For information regarding portfolio fees and expenses, see "Fee Table – Annual Portfolio Operating Expenses."
The Contract is not available to new purchasers.
Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Contract.
To learn more about the Contract, you may want to read the Statement of Additional Information dated May 1, 2018 (known as the "SAI"). For a free copy of the SAI, contact Us at:
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
Telephone: 1-877-781-3520
We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. (It is legally a part of this prospectus.) The SAI's table of contents appears at the end of this prospectus.
The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us. You may also read and copy these materials at the SEC's public reference room in Washington, D.C. Call 1-800-SEC-0330 for information about the SEC's public reference room.
Variable annuity contracts involve certain risks, and you may lose some or all of your investment.
•	The investment performance of the portfolios in which the Subaccounts invest will vary.
•	We do not guarantee how any of the portfolios will perform.
•	The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the Contract.
•	Neither the U.S. Government nor any Federal agency insures your investment in the Contract.
The tax deferral feature of the variable annuity provides no additional benefit beyond the tax deferral of a qualified retirement plan. If you intend to use the variable annuity to fund a tax-qualified retirement plan, such as an IRA, you should have reasons other than tax deferral for doing so.
A summary prospectus or prospectus for each of the portfolios available through the Variable Account must accompany this prospectus. Please read these documents before investing and save them for future reference.
The Securities and Exchange Commission Has Not Approved or Disapproved the Contract or Determined That This Prospectus Is Accurate or Complete. Any Representation to the Contrary Is a Criminal Offense.

Glossary
For your convenience, We are providing a glossary of the special terms We use in this prospectus.
Accumulation Period
The period of time beginning on the Annuity Contract Date and ending on the earlier of:
•	the Annuity Commencement Date; or
•	the date this Contract terminates.
Accumulation Value
The amount during the Accumulation Period calculated as:
•	the Variable Account Accumulation Value; plus
•	the Fixed Account Accumulation Value.
Administrative Service Center
An office to which the Owner should direct all inquiries and correspondence regarding the Contract, including items such as Beneficiary changes and requests for surrender, partial surrenders and transfers. The address of the Administrative Service Center is P.O. Box 219409 Kansas City, Missouri 64121-9409. The telephone number of the Administrative Service Center is 1-877-781-3520.
American Family, We, Us, Our
American Family Life Insurance Company.
Annuitant
The person named as the proposed Annuitant on the Application or named as the Joint Annuitant, whose life determines the benefits payable.
Annuity Commencement Date
The date, unless later changed, on which We base the beginning date of the income payments.
Annuity Contract Date
The date shown on the Contract schedule that determines each:
•	Contract year;
•	Contract anniversary; and
•	Contract month.
Application
The form completed by the proposed Annuitant(s) and/or proposed Owner when applying for coverage under the Contract. This includes any amendments or endorsements or supplemental applications.
Attained Age
The Annuitant's age, at his/her nearest birthday.
Beneficiary
The person selected to receive the death benefit if an Owner dies before the Annuity Commencement Date or upon the death of the Annuitant.
Business Day
A day when the New York Stock Exchange is open for trading, except for any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day, the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time).
Code
The Internal Revenue Code of 1986, as amended.
Death Benefit
The amount that We will pay upon the death of the Owner or the Annuitant.
Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed Account.
Fixed Account
An account in which the Accumulation Value accrues interest at no less than the guaranteed minimum rate. The Fixed Account is part of Our General Account.
Fixed Account Accumulation Value
The amount under the Annuity Contract in the Fixed Account.
Free-Look Period
The period during which you may examine the Contract and receive a refund by either returning the Contract to Us or providing written notice of cancellation.
Fund
An open-end diversified management investment company or unit investment trust in whose Portfolio a Subaccount invests.
General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the General Account.
Good Order
This means the actual receipt by Us of the instructions relating to a transaction in writing – or when appropriate by telephone – along with all forms, information and supporting legal documentation (including any required consents) We require in order to effect the transaction. To be in "good order," instructions must be sufficiently clear so that We do not need to exercise any discretion to follow such instructions.
Income Payments
The amount that the Proceeds or Death Benefit will provide when applied under a settlement option of this Contract. Payments can be made on a monthly, quarterly, semiannual or annual basis.
Issue Age
Annuitant's age on his/her birthday nearest the Annuity Contract Date.
Issue Date
The date that this Contract was issued.

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Owner (you, your)
The person named in the Application as the Owner, unless later changed according to the conditions and provisions of this Contract.
Planned Premium
The amount that the Owner requests to be billed, unless later changed.
Premium Tax
The amount of tax, if any, charged by a Federal, state, or other governmental entity on premium payments or contract values.
Proceeds
The amount We pay subject to the Contract's provisions:
•	upon the surrender or partial surrender of this Contract; or
•	upon full or partial annuitization.
Remittance Processing Center
An address to which the Owner should send all premium payments. The address of the Remittance Processing Center is P.O. Box 219399, Kansas City, Missouri 64121-9399.
SEC
The Securities and Exchange Commission, a United States government agency.
Surrender Charge
The contingent deferred sales charge is an amount subtracted from the Accumulation Value during the first nine years after each premium payment date upon surrender or partial surrender of the Contract.
Surrender Value
An amount equal to: the Accumulation Value on the surrender date; minus any surrender charge, any applicable state premium tax and any portion of the annual contract fee due Us.
Valuation Period
The time between the close of business on a Business Day (typically 4:00 p.m. Eastern Time) and the close of business on the next Business Day.
Variable Account
American Family Variable Account II.
Variable Account Accumulation Value
The amount under the Contract in the Variable Account.

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Highlights
These highlights provide only a brief overview of the more important features of the Contract. More detailed information about the Contract appears later in this prospectus. Please read the remainder of this prospectus carefully.
The Contract
An annuity is a contract between you (the Owner) and an insurance company (American Family Life Insurance Company) in which you agree to make one or more payments to Us and, in return, We agree to pay a series of payments to you at a later date. The American Family Variable Annuity Contract is a special kind of annuity that features:
•	Flexible Premiums – you may add premium payments at any time.
•	Tax-Postponement – you generally do not have to pay taxes on earnings until you take money out by surrender, partial surrender, or We make income payments to you, or We pay the death benefit.
•
Variable Investments – you can direct your premium into any of ten Subaccounts. Each Subaccount invests exclusively in a single portfolio of a fund. The money you invest in the Subaccounts will fluctuate daily based on the performance of the portfolios. You bear the investment risk on the amounts you invest in the Subaccounts.

You can also direct money to the Fixed Account. Amounts in the Fixed Account earn interest annually at a fixed rate that is guaranteed by Us never to be less than 3%, and may be more. We guarantee the interest, as well as principal, on money placed in the Fixed Account.
Like all deferred annuities, the Contract has two phases: the "accumulation" period and the "pay-out" period. During the accumulation period, you can allocate money to any combination of investment alternatives. Any earnings on your investments accumulate tax-postponed until they are withdrawn. The payout period begins once you start receiving regular income payments from the Contract. The money you can accumulate during the accumulation period will directly determine the dollar amount of any income payments you receive.
This Contract cannot be offered in any state where it is not lawful to make such offer.
How to Invest
You can pay an additional premium of $50 or more at any time before the Annuity Commencement Date. You must send all premium payments after the initial premium payment to Our Remittance Processing Center. Alternatively, you may authorize Us to draw on an account by electronic debit.
We may limit the total premium(s) paid to Us during any Contract year.
The Contract is not available to new purchasers.
Cancellation – The 10 Day Free-Look Period
Within 10 days after you receive your Contract, you may receive a refund by either returning the Contract to Us or providing written notice of cancellation. In some jurisdictions, this period may be longer than ten days. Upon receipt, We will refund an amount equal to the Accumulation Value, without deduction for any charges normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.
Investment Options
You may invest your money in any of 10 portfolios by directing it into the corresponding Subaccount. The portfolios available to you under the Contract are:
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Fidelity® VIP Equity-Income Portfolio (Service Class 2)
Fidelity® VIP Government Money Market Portfolio (Initial Class)
Fidelity® VIP Growth & Income Portfolio (Service Class 2)
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)
Fidelity® VIP Mid Cap Portfolio (Initial Class)
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF Small Company Growth Portfolio

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Each Subaccount invests exclusively in shares of one portfolio of a fund. Each portfolio's assets are held separately from the other portfolios and each portfolio has separate investment objectives and policies. The portfolios are described in their own prospectuses that accompany this prospectus. The value of your investment in the Subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges We deduct.
Depending on market conditions, you can gain or lose money in any of the Subaccounts. We reserve the right to offer other investment choices in the future.
You may also direct your money to the Fixed Account and receive a guaranteed rate of return. Money you place in the Fixed Account will earn interest during the Contract year at a fixed rate that We guarantee to be no less than 3.0%.
Transfers
You have the flexibility to transfer assets within your Contract. At any time during the accumulation period and after the first 20 days following the date We issue the Contract, you may transfer amounts among the Subaccounts and between the Fixed Account and the Subaccounts. Certain restrictions apply.
•
Transfers from one or more Subaccounts to the Fixed Account, from the Fixed Account to one or more Subaccounts or among the Subaccounts must be at least $250 or the total Accumulation Value in the Subaccount(s) or Fixed Account, if less.

•	Only one transfer may be made from the Fixed Account each Contract year.
•
You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year. Transfers made under the asset reallocation and dollar cost averaging programs do not count toward the 12 free transfers. (For Oregon contracts only: each transfer after the twelfth transfer in a Contract year is subject to Our approval.)
Automatic Asset Reallocation Program
Under the automatic asset reallocation program, We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Automatic asset reallocation is available only during the accumulation period. You cannot choose the Automatic Asset Reallocation Program if you are participating in the Dollar Cost Averaging Program.
Dollar Cost Averaging Program
The dollar cost averaging program permits you to systematically transfer (on a monthly, quarterly, semi-annual or annual basis) a set dollar amount from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to the other Subaccounts. Dollar cost averaging is available only during the accumulation period. The minimum transfer amount is $250. You cannot choose the Dollar Cost Averaging Program if you are participating in the Automatic Asset Reallocation Program.
Access to Your Money
During the accumulation period, you may request a partial surrender of part of your Accumulation Value or you may also fully surrender the Contract and receive its Surrender Value.
Partial surrenders are subject to the following conditions:
•	the minimum amount you can withdraw is $250; and
•	you may not make a partial surrender if the withdrawal plus the surrender charge and the partial surrender processing fee would cause the Accumulation Value to fall below $1,000.
Surrenders and partial surrenders may be subject to a surrender charge. In any Contract year after the first, you may withdraw a portion of your Accumulation Value, called the free withdrawal amount, without incurring a surrender charge.
You may have to pay Federal income taxes and a penalty tax on any money you fully or partially surrender from the Contract.
Death Benefit
We will pay a death benefit on the death of the Annuitant or Owner before the Annuity Commencement Date.
The death benefit equals the greater of:
•
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary's instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

•	the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.

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If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.
Fees and Charges
Mortality and Expense Risk Charge. We will deduct a daily mortality and expense risk charge from your Accumulation Value in each Subaccount at an annual rate of 1.00%.
Asset-Based Administrative Charge. We will deduct a daily administrative charge from your Accumulation Value in each Subaccount at an annual rate of 0.15%.
Annual Contract Fee. We currently deduct an annual contract fee of $30 from your Accumulation Value on the last Business Day of each Contract year during the accumulation period, on the date when the Contract is surrendered, and on the Annuity Commencement Date. We guarantee this charge will not exceed $50. We currently waive deduction of the charge for Contracts whose Accumulation Value is over $20,000 on the date of assessment.
Transfer Fee. You may make 12 free transfers each Contract year. We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date.
Partial Surrender Processing Fee. For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds.
Surrender Charge. During the Accumulation Period, you may withdraw all or part of your Surrender Value before the Annuitant's death. Certain withdrawals may be taken without payment of any Surrender Charge. Other withdrawals are subject to Surrender Charges.
We calculate the surrender charge from the date you made the premium payment(s) being withdrawn. The surrender charge applies during the entire nine year period following each premium payment, and will vary depending on the number of years since you made the premium payment(s) being withdrawn.
Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):
1	2	3	4	5	6	7	8	9	10+
Surrender Charge:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0
In determining surrender charges, We will treat your premium payments as being withdrawn in the order in which We received them – that is on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.
We do not assess a surrender charge on:
•	the death benefit;
•	the withdrawal of premium payments you paid Us more than nine years ago;
•	proceeds applied to a settlement option with a fixed payout period of at least five years;
•	proceeds applied to a settlement option with a life contingency; or
•	the free withdrawal amount.
Each Contract year after the first Contract year, you may withdraw the free withdrawal amount, which is an amount equal to 10% of total premium payments minus any prior partial surrenders, without payment of a surrender charge.
For information concerning compensation paid for the sale of the Contracts, see "Other Information – Distribution of the Contracts."
Premium Taxes. We will deduct state premium taxes, which currently range from 0% up to 3.5%, if your state requires Us to pay the tax. If applicable, We will make the deduction either: (a) from premium payments as We receive them, (b) from your Surrender Value upon surrender or partial surrender, (c) on the Annuity Commencement Date, or (d) upon payment of a death benefit.
Portfolio Management Fees and Charges. Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
Settlement Options
The Contract allows you to receive income payments under one of six settlement options beginning on the Annuity Commencement Date you select if the Contract has been in force at least five years. The latest Annuity Commencement Date you may select is the Contract anniversary when the oldest Annuitant is age 95. You may receive income payments for a specific period of time, or for life with or without a guaranteed number of payments.
We will use your Accumulation Value (less any applicable premium taxes) on the Annuity Commencement Date to fund your income payments under the settlement option you choose.

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Federal Tax Status
Generally, a Contract's earnings are not taxed until you take them out. For Federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, including a surrender or partial surrender payment, earnings come out first and are taxed as ordinary income. If you are younger than 59 1/2 when you take money out, you also may be charged a 10% Federal penalty tax on the amount includable in income. The income payments you receive during the payout period are considered partly a return of your original investment so that part of each payment is not taxable as income until the "investment in the contract" has been fully recovered.
Death benefits are taxable and generally are included in the income of the recipient as follows: if received under a settlement option, death benefits are taxed in the same manner as income payments; if not received under a settlement option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a full surrender or partial surrender. Different tax consequences may apply for a qualified Contract. For a further discussion of the Federal tax status of variable annuity contracts, see "Federal Tax Matters."
Inquiries
If you need additional information, please contact Us at:
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520

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Fee Table
The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that are payable at the time that you buy the Contract, surrender the Contract, or transfer Accumulation Value among the Subaccounts and the Fixed Account.
Your Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Sales Charge Imposed on Premium Payments	None	None
Partial Surrender Processing Fee	2% of amount withdrawn up to $25	2% of amount withdrawn up to $25
Surrender Charge (as a percentage of your premium payment)[1]	8%	8%
Transfer Fee[2]	$25	$25
[1]
We do not assess a surrender charge on death benefit payments or the free withdrawal amount. We do assess a surrender charge if you surrender your Contract, partially surrender its Surrender Value, or annuitize under the Contract in certain cases.

[2]	We waive the transfer fee for the first twelve transfers in a Contract Year. We assess a charge of $25 for the thirteenth and each additional transfer in a Contract Year.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the fees and expenses for each portfolio.
Your Periodic Expenses	Guaranteed Maximum Charge	Current Charge
Annual Contract Fee[3]	$50	$30
Variable Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts)
Mortality and Risk Charge	1.00%	1.00%
Administrative Expenses	0.15%	0.15%
Total Variable Account Annual Expenses	1.15%	1.15%
[3]
We will also deduct a pro rata portion of this fee on the Annuity Commencement Date or the date you surrender your Contract. We currently waive deduction of the charge for Contracts whose Accumulation Value is $20,000 or over on the date of assessment.

The next table describes the portfolio fees and expenses that you will pay periodically during the time that you own the Contract. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the fiscal year ended December 31, 2017. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.
Annual Portfolio Operating Expenses4
	Minimum	Maximum
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include management fees, distribution [and/or service] (12b-1) fees, and other expenses)	0.16%	0.87%
[4]	Some portfolios may impose a redemption fee of up to 2% of the amount withdrawn to deter frequent trading activity.

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The next table describes the annual portfolio operating expenses for each of the Portfolios available under the Contract. The table shows the fees and expenses charged by each Portfolio for the fiscal year ended December 31, 2017.
Portfolio	Advisory Fee	12b-1/ Service Fee	Other Expenses	Acquired Fund Fees and Expenses	Total Expenses
Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Portfolio (Service Class 2)	0.54%	0.25%	0.08%	N/A	0.87%
Fidelity® VIP Equity-Income Portfolio (Service Class 2)	0.44%	0.25%	0.09%	0.03%	0.81%[5]
Fidelity® VIP Government Money Market Portfolio (Initial Class)	0.18%	N/A	0.08%	N/A	0.26%
Fidelity® VIP Growth & Income Portfolio (Service Class 2)	0.44%	0.25%	0.11%	N/A	0.80%
Fidelity® VIP Investment Grade Bond Portfolio (Service Class)	0.31%	0.10%	0.10%	N/A	0.51%
Fidelity® VIP Mid Cap Portfolio (Initial Class)	0.54%	N/A	0.09%	N/A	0.63%
Vanguard® Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio	0.34%	N/A	0.02%	N/A	0.36%
Vanguard VIF International Portfolio	0.36%	N/A	0.03%	N/A	0.39%
Vanguard VIF Money Market Portfolio	0.13%	N/A	0.03%	N/A	0.16%
Vanguard VIF Small Company Growth Portfolio	0.31%	N/A	0.03%	N/A	0.34%
[5]	Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Portfolio's prospectus because of acquired fund fees and expenses.
Examples
The Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, annual contract fee, mortality and expense risk charge, administrative charge and portfolio fees and expenses.
Each Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year.
Example 1
The first Example immediately below assumes the maximum fees and expenses of any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$1,022	$1,284	$1,572	$2,513
(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$1,022	$1,284	$1,572	$2,513
(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$222	$684	$1,172	$2,513

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Example 2
The second Example immediately below assumes the minimum fees and expenses for any of the portfolios as set forth in the Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as described below.
(1)	If you decide to fully surrender your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$944	$1,046	$1,171	$1,688
(2)	If you decide to annuitize your Contract at the end of the applicable time period and surrender charges are deducted:
1 Year	3 Years	5 Years	10 Years
$944	$1,046	$1,171	$1,688
(3)	If you decide not to surrender your Contract (Surrender charges are not deducted):
1 Year	3 Years	5 Years	10 Years
$144	$446	$771	$1,688
The current annual contract charge of $30 is reflected as an annual charge of 0.099% of accumulation value. This amount is based on the number of contracts inforce at the beginning of the year times the $30 policy fee, divided by the average account value during the year. The guaranteed maximum contract charge of $50 is reflected as an annual charge of 0.166%. We determined the annual charge of 0.166% by multiplying the current annual charge of 0.099% by the ratio of the guaranteed maximum contract charge of $50 divided by the current annual contract charge of $30.
Please remember that the examples are simply illustrations and do not represent past or future expenses.
Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.
Condensed Financial Information
Tables showing the accumulation unit information for each Subaccount of the Variable Account available under the Contract are presented in "Appendix A – Condensed Financial Information."

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About American Family Life Insurance Company and the Variable Account
American Family Life Insurance Company
We are a stock life insurance company. We were incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We established the Variable Account to support the investment options under the Contract and under other variable annuity contracts We may issue. Our General Account supports the Fixed Account option under the Contract.
We are a wholly owned subsidiary of American Family Mutual Insurance Company, S.I. ("American Family Mutual"). American Family Mutual is one of the leading property/casualty insurance companies in the United States and offers a broad line of insurance coverage to individuals and businesses, including automobile, homeowners, farm owners, mobile homeowners, inland marine, burglary, commercial, personal and fire coverage.
American Family Life Insurance Company has entered into an indemnity reinsurance agreement with Kansas City Life Insurance Company ("KCL") to indemnify and re-insure the obligations of the Company under the Contracts and to provide for the administration of the Contracts.
The Variable Account
We established American Family Variable Account II as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Contracts. We may use the Variable Account to support other variable annuity contracts We issue. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account" within the meaning of the Federal securities laws. This registration does not involve supervision of the management or investment practices or policies of the Variable Account by the Securities and Exchange Commission. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:
•	Fidelity® Variable Insurance Products Fund
•	Vanguard® Variable Insurance Fund
The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.
•
Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our General Account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Contracts. In contrast, all assets held in Our general account are subject to Our general liabilities from business operations. The Fixed Account is part of Our general account. If the Variable Account's assets exceed the required reserves and other liabilities, We may transfer the excess to Our General Account. The Variable Account may include other Subaccounts that are not available under the Contracts and are not discussed in this prospectus.

•
If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substituted fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts to allocations of premiums or Accumulation Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Other Information – Modifying the Contract."

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The Portfolios
The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the Securities and Exchange Commission as an open-end management investment company. This registration does not involve supervision of the management or investment practices or policies of the portfolios or mutual funds by the Securities and Exchange Commission.
Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.
Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.
The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and sub-adviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

Portfolio	Investment Objective and Investment Adviser
Fidelity® VIP Contrafund® (Service Class 2)	Investment Objective: Seeks long-term capital appreciation. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Equity-Income (Service Class 2)
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index (S&P 500®).
Investment Adviser: Fidelity Management & Research Company

Fidelity® VIP Government Money Market (Initial Class)*	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Growth & Income (Service Class 2)	Investment Objective: Seeks high total return through a combination of current income and capital appreciation. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Investment Grade Bond (Service Class)	Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital. Investment Adviser: Fidelity Management & Research Company
Fidelity® VIP Mid Cap (Initial Class)	Investment Objective: Seeks long-term growth of capital. Investment Adviser: Fidelity Management & Research Company
Vanguard VIF Capital Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Adviser: PRIMECAP Management Company
Vanguard VIF International	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Advisers: Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc.
Vanguard VIF Money Market**	Investment Objective: The Portfolio seeks to provide current income while maintaining liquidity and a stable net asset value of $1 per share. Investment Adviser: The Vanguard Group, Inc.
Vanguard VIF Small Company Growth	Investment Objective: The Portfolio seeks to provide long-term capital appreciation. Investment Advisers: ArrowMark Colorado Holdings, LLC and The Vanguard Group, Inc.

*	You could lose money by investing in the Fidelity® VIP Government Money Market Portfolio. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The fund's sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the

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sponsor will provide financial support to the fund at any time. The yield of this fund may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield of the Subaccount that invests in this fund could be negative. If the yield in the Subaccount becomes negative, your investment in the Subaccount may decline.

**
There can be no assurance that the portfolio will be able to maintain a stable net asset value of $1.00 per share. The yield of this portfolio may become very low during periods of low interest rates. After deduction of Variable Account Annual Expenses, the yield of the Subaccount that invests in the portfolio could be negative. If the yield of the Subaccount becomes negative, your investment in the Subaccount may decline.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Contract are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Contract may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Contract will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.
We do not provide any investment advice and do not recommend or endorse any particular portfolio. You bear the risk of any decline in the Accumulation Value of your Contract resulting from the performance of the portfolio you have chosen.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
We select the portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the portfolio's investment adviser or an affiliate will make payments to Us or Our affiliates. We review the portfolios periodically and may remove a portfolio or limit its availability to new premium payments and/or transfers of Accumulation Value if We determine that the portfolio no longer meets one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from Owners.
We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.10% and is based on a percentage of assets of the particular portfolios attributable to the Contract. Some advisers, administrators, or portfolios may pay Us more than others. We forward all such compensation to KCL as payment for administrative services rendered by KCL and its affiliates with respect to the Contracts. We do not retain any portion of such compensation.
Sunset Financial Services, Inc., a broker-dealer affiliate of KCL also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios. The 12b-1 fees are deducted from the assets of the portfolio and decrease the portfolio's investment return.
Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

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The Accumulation Period
The accumulation period begins when We issue your Contract and continues until the Annuity Commencement Date. The accumulation period will also end if you surrender your Contract, or a death benefit is payable, before the payout period.
Purchasing a Contract
We require an initial premium payment of $750 or more to purchase the Contract. In certain circumstances and subject to our sole discretion, We may accept lower initial premium payments. The first premium payment is the only one We require you to make.
Contracts may be sold to or in connection with retirement plans that qualify for special tax treatment. If you purchased the Contract through a tax favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, since the tax favored arrangement itself provides for tax sheltered growth.
We will not issue you a Contract if the Annuitant is older than attained age 80 on the issue date.
Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Administrative Service Center, on a timely basis.
The Contract is not available to new purchasers.
Cancellation – The 10 Day Free-Look Period
You have the right to cancel the Contract for any reason within 10 days after you receive it. In some jurisdictions, this period may be longer than 10 days. To cancel the Contract, you must provide written notice of cancellation or return the Contract to Us at Our Administrative Service Center before the end of the Free-Look Period. We deem the Free-Look Period to begin 10 days after We deliver the Contract to you.
Upon exercise of your free-look right, We will refund an amount equal to the Accumulation Value, without deduction for any surrender charge normally assessed. Or, if greater, and required by the law of your state, We will refund your premium payments. We will pay the refund within seven calendar days after We receive the Contract. The Contract will then be deemed void.
Designating Your Investment Options
You instruct Us on how to allocate your first premium payment among the ten Subaccounts and the Fixed Account. The amount you direct to a particular Subaccount and/or to the Fixed Account must be in whole percentages from 1% to 100% of the premium payment.
If your application is complete, the distributor of the Contracts approves the application, and your premium payment has been received at Our Administrative Service Center, We will issue your Contract within two business days of its receipt, and credit your initial premium payment to your Contract. We deem receipt to occur on a Business Day if We receive your properly completed application and premium payment at Our Administrative Service Center before 4:00 p.m. Eastern Time. If received on or after 4:00 p.m. Eastern Time, We deem receipt to occur on the following Business Day.
If your application is incomplete, We will contact you and seek to complete it within five business days. If We cannot complete your application within five business days after We receive it, We will return your premium payment, unless you expressly permit Us to keep it. We will credit the payment as soon as We receive all necessary application information. We regard the distributor's approval of any application, premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such application, payment or request.
The date We credit your initial premium payment to your Contract is the issue date. We allocate your initial premium payment among the Subaccounts and the Fixed Account according to your instructions.
We may reject any application or premium payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.
Additional Premium Payments
There are no requirements on how many premium payments to make. You determine the amount and timing of each additional premium payment, except that the premium payment must be at least $50. In certain circumstances and subject to our sole discretion, We may accept lower additional premium payments. You may make premium payments at any time until the earliest of: (a) the Annuity Commencement Date; (b) the date you surrender the Contract; or (c) the year you reach age 70 1/2 for qualified Contracts (other than Roth IRAs and rollovers and transfers).
We reserve the right not to accept an initial premium payment or total premium payments of $1,000,000 or more. The Tax Code may also limit the amount of premium payments you may make.

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We will credit any additional premium payments you make to your Contract at the accumulation unit value next computed at the end of the Business Day on which We receive them in Good Order at Our Remittance Processing Center. Our Business Day ends at 4:00 p.m. Eastern Time (1:00 p.m. Pacific Time). If We receive your premium payments at or after 4:00 p.m. Eastern Time, We will calculate and credit them as of the end of the next Business Day.
We will direct your premium payment to the Subaccounts and/or the Fixed Account according to your instructions in effect at the time We receive it at Our Remittance Processing Center. You may change your instructions at any time by sending Us a written request or by telephone authorization. Changing your allocation instructions will not change the way existing Accumulation Value is apportioned among the Subaccounts or the Fixed Account.
Planned Premium Payments
You may elect to participate in Our planned premium payment program. Under this program, you will provide Us with a schedule showing the amount and frequency of any additional premium payments you intend to make under the Contract. Your minimum planned premium payment must be at least $50. We will forward to you an annual, semiannual or quarterly premium payment reminder notice. You are under no obligation to make premium payments in accordance with the schedule. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan.
We reserve the right to limit the number and amount of any planned premiums payments.
The Accumulation Value in a Subaccount will vary with the investment performance of that Subaccount. You bear the entire investment risk for amounts you allocate to the Subaccounts. You should periodically review your allocation instructions in light of market conditions and your overall financial objectives.
If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide additional information about you and your account to government regulators.

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Your Accumulation Value
Accumulation Value
The Accumulation Value serves as the starting point for calculating values under a Contract.
Accumulation Value:
•	Equals the sum of all values in the Fixed Account, and in each Subaccount;
•	Is determined first on the Issue Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and
•	Has no guaranteed minimum amount and may be more or less than premiums paid.
Surrender Value
The Surrender Value is the amount We pay to you when you surrender your Contract. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request in good order.
Surrender Value at the end of any Business Day equals:
•	the Accumulation Value on the surrender date; minus
•	any surrender charge; minus
•	any state premium tax due; minus
•	any portion of the annual contract fee due.
Subaccount Accumulation Value
At the end of any valuation period, the Accumulation Value in a Subaccount is equal to the number of units in the Subaccount multiplied by the Accumulation Unit Value of that Subaccount.
The number of units in any Subaccount at the end of any Business Day equals:
•	the initial units purchased at the Accumulation Unit Value on the Issue Date; plus
•	units purchased with additional premium payments; plus
•	units purchased via transfers from another Subaccount or the Fixed Account; minus
•	units redeemed to pay for the annual contract fee; minus
•	units redeemed to pay for partial surrenders; minus
•	units redeemed as part of a transfer to another Subaccount or the Fixed Account.
Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into units. We determine the number of units We credit to, or subtract from, your Contract by dividing the dollar amount of the transaction by the unit value for that Subaccount at the end of the valuation period. We determine a unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.
Accumulation Unit Value
We determine the Accumulation Unit Value for each Subaccount to reflect how investment performance affects the Accumulation Value. The Accumulation Unit Value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the Accumulation Unit Value at the end of every valuation period is the Accumulation Unit Value at the end of the previous valuation period times the net investment factor, as described below.
The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, Accumulation Unit Value may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:
•	the portfolio net asset value, determined at the end of the current valuation period; plus
•	the amount of any dividend or capital gains distributions; plus or minus
•	the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by
•	the portfolio net asset value for the immediately preceding valuation period; minus
•	a daily charge for the mortality and expense risk and asset-based administrative charges.
The net investment factor may be greater or less than one.
Fixed Account Accumulation Value
On the issue date, the Fixed Account Accumulation Value is equal to the net premiums allocated to the Fixed Account.

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The Fixed Account Accumulation Value at the End of Any Business Day is Equal to:
•	the net premium(s) allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account; plus
•	interest credited to the Fixed Account; minus
•	amounts deducted to pay for the annual contract fee; minus
•	amounts withdrawn from the Fixed Account; minus
•	amounts transferred from the Fixed Account to a Subaccount.
Interest will be credited to the Fixed Account on each Business Day as follows:
•	For amounts in the Fixed Account for the entire Contract year, interest will be credited from the beginning to the end of the Contract year.
•	For amounts allocated to the Fixed Account during the Contract year, interest will be credited from the date the net premium payment is allocated to the end of the Contract year.
•	For amounts transferred to the Fixed Account during the Contract year, interest will be credited from the date of the transfer to the end of the Contract year.
•	For amounts deducted or withdrawn from the Fixed Account during the Contract year, interest will be credited from the beginning of the Contract year to the date of deduction or withdrawal.

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Transfers Between Investment Options
You may make transfers between and among the Subaccounts and the Fixed Account. We will determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center in Good Order. The following features apply to transfers under the Contract:
•
You may request a transfer of up to 100% of the Accumulation Value from one Subaccount to another Subaccount or to the Fixed Account in writing or by phone if the appropriate authorization is in effect (as states permit).

•	For transfers to the Fixed Account, you must transfer at least $250 or the total Accumulation Value in the Subaccount(s), if less than $250.
•
You may transfer amounts among the Subaccounts an unlimited number of times in a Contract year, subject to Our limitations on frequent transfer activity and portfolio limitations on the frequent purchase and redemption of shares. For transfers among the Subaccounts, you must transfer at least $250 or the total accumulation value in the Subaccount(s) if less than $250.

•
We impose a $25 charge per transfer on each transfer after the twelfth during a Contract year before the Annuity Commencement Date. Transfers due to dollar cost averaging or automatic asset reallocation do not count as transfers for the purpose of assessing the transfer fee. See "Transfers Between Investment Options – Dollar Cost Averaging" and "Transfers Between Investment Options – Automatic Asset Reallocation."

•	We consider each telephone or written request to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) involved.
•
We process transfers based on unit values determined at the end of the Business Day when We receive your transfer request in Good Order. This means that if We receive your telephone or written request for transfer in Good Order prior to 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your telephone or written request for transfer in Good Order at or after 4:00 p.m. Eastern Time, We will process the transfer at the unit values determined as of 4:00 p.m. Eastern Time on the following Business Day. We treat telephone requests as having been received once the telephone transmission ends.

Transfers from the Fixed Account:
•	You may make only one transfer per contract year from the Fixed Account to the Subaccounts.
•
You may not transfer more than the greater of 25% of the Accumulation Value in the Fixed Account as of the date of transfer, or the amount transferred from the Fixed Account during the preceding year. If such transfer causes the Accumulation Value in the Fixed Account to fall below $1,000, We will transfer the full Accumulation Value. Because of the limits on the amount of Accumulation Value that may be transferred from the Fixed Account at any one time, it may take a number of years to transfer all of the Accumulation Value in the Fixed Account.

We reserve the right to revoke or modify the transfer privilege at any time.
Dollar Cost Averaging
You may elect to participate in a dollar cost averaging program in the application or by completing an election form that We receive. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.
On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. We do not allow transfers to the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount under the dollar cost averaging program. To participate in dollar cost averaging, you must elect a period of time and place at least $1,000 in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount.
If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:
•	the Contract Date; or
•	when the Accumulation Value of the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount equals or exceeds the minimum amount stated above; or

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•	the date requested.
Dollar cost averaging will end if:
•	We receive your written request to cancel your participation;
•	the Accumulation Value in the Vanguard VIF Money Market Subaccount or the Fidelity® VIP Government Money Market Subaccount is depleted; or
•	the specified number of transfers has been completed.
You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. There is no additional charge for dollar cost averaging. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee. We may modify, suspend, or discontinue the dollar cost averaging program at any time. You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.
American Family does not provide investment advisory services in making dollar cost averaging or any other service or feature available under the Contract.
Automatic Asset Reallocation
We also offer an automatic asset reallocation program under which We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Accumulation Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.
To participate in the automatic asset reallocation program:
•	you must elect this feature in the Application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.
There is no additional charge for the automatic asset reallocation program. Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Contract year. You can end this program at any time.
Automatic asset reallocation will end if:
•	We receive your written request to terminate the program.
We may modify, suspend, or discontinue the automatic asset reallocation program at any time. You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.
Additional Limitations on Transfers
When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Contract causes frequent purchases and redemptions of shares of the portfolios.
Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio's portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.
For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Contract (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Contracts, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Contract.
If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Contracts that we believe are related (e.g., two Contracts with the same Owner or owned by

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spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.
If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Contract. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract Owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect to frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:
•	limiting the frequency of transfers to not more than once every 30 days;
•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting telephone transfer privileges;
•	refusing to act on instructions of an agent acting under a power of attorney on your behalf; or
•	refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.
Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Contract, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.
We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Contracts, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Contract. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity. In addition, a portfolio's policies and procedures may provide for the imposition of a redemption fee and We may be required to provide to the portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by the portfolio as violating its policies and procedures.
The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.
Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

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We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.
In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds and provide transaction information to the Funds in the future.
Telephone Transfers
You must notify Us on your application or otherwise in writing in a form acceptable to Us that you want the ability to make transfers by telephone. You may use your telephone to authorize a transfer from one Subaccount or the Fixed Account to another Subaccount or the Fixed Account, to change the allocation instructions for future investments, and/or to change automatic asset reallocation and dollar cost averaging programs.
We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If We follow such procedures We will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for such losses if We do not follow those reasonable procedures.
The procedures that We may follow for telephone transfers include:
•	providing you with a written confirmation of all transfers made according to telephone instructions;
•	requiring a form of personal identification prior to acting on instructions received by telephone; and
•	recorded instructions received by telephone.
We reserve the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason.
CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.
Transfer Fee
We will impose a transfer fee of $25 for the thirteenth and each subsequent transfer request you make per Contract year. Transfers you make pursuant to the automatic asset reallocation and dollar cost averaging programs do not count toward your 12 free transfers.

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Access to Your Money
Surrenders
At any time before the Annuity Commencement Date, you may surrender your Contract for its Surrender Value.
The Surrender Value is equal to:
•	the Accumulation Value on the surrender date; minus
•	any applicable surrender charge; minus
•	any premium taxes not previously deducted; minus
•	any portion of the annual contract fee unless waived.
The Surrender Value will be determined at the unit value next determined as of the close of business on the Business Day We receive your written request for surrender in good order at Our Administrative Service Center, unless you specify a later date in your request. If We receive your written request at or after the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the next Business Day. The Surrender Value will be paid in a lump sum unless you request payment under a settlement option. A surrender may have adverse Federal income tax consequences, including a penalty tax. See "Federal Tax Matters."
Partial Surrenders
Before the Annuity Commencement Date, you may request a partial surrender of part of your Surrender Value. Partial surrenders are subject to the following conditions:
•	the minimum amount you can withdraw is $250; and
•
you may not make a partial surrender if the withdrawal plus the surrender charge, partial surrender processing fee and any applicable premium tax charge would cause the Accumulation Value to fall below $1,000.

We will withdraw the amount you request from the Surrender Value as of the Business Day on which you request a partial surrender from Our Administrative Service Center, provided We receive your request in Good Order before the close of Our Business Day, usually 4:00 p.m. Eastern Time. If We receive your request at or after the close of Our Business Day, We will make the withdrawal as of the next Business Day. We will deduct the partial surrender processing fee from the amount withdrawn. We will reduce your Accumulation Value by any applicable surrender charge, the partial surrender processing fee, any applicable premium tax charge plus the dollar amount We sent to you. If the amount of the partial surrender is $5,000 or more, or state withholding election requirements apply, your request must be in writing.
You may specify how much you wish to withdraw from each Subaccount and/or the Fixed Account. If you do not specify, or if you do not have sufficient assets in the Subaccounts or Fixed Account you specified to comply with your request, We will make the partial surrender on a pro rata basis from the Fixed Account and those Subaccounts in which you are invested. We will base the pro rata reduction on the ratio that the Accumulation Value in each Subaccount and the Fixed Account has to the entire Accumulation Value before the partial surrender.
Remember, any partial surrender you take will reduce your Accumulation Value, and may reduce the death benefit by the amount of the partial surrender plus any charges. See "Death Benefit."
Income taxes, tax penalties and certain restrictions may apply to any partial surrender you make.
See "Fees and Charges – Surrender Charge" for an explanation of the surrender charges that may apply.
Systematic Withdrawal Plan
You can elect to receive regular payments from your Accumulation Value during the accumulation period by instructing Us to withdraw selected amounts from the Fixed Account or any of the Subaccounts. We will specify the terms of the withdrawal plan on your Application or make these withdrawals on a monthly, quarterly, semi-annual or annual basis as you direct. You must complete an enrollment form and send it to Our Administrative Service Center. You may terminate the systematic withdrawal plan at any time.
There are some limitations to the systematic withdrawal plan:
•	withdrawals must be at least $100;
•	you must have a minimum balance at least equal to the amount you want to withdraw; and
•	We will deduct a surrender charge from any amount you withdraw in excess of your free withdrawal amount.
Income taxes and tax penalties may apply to the amount withdrawn. We may suspend or modify the systematic withdrawal plan at any time.

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Death Benefit
Death Benefit Before the Annuity Commencement Date
We will pay a death benefit if the Annuitant dies before the Annuity Commencement Date. Assuming you are an Annuitant and you die (and there is no joint owner), your Beneficiary will receive the death benefit unless the Beneficiary is your surviving spouse and elects to continue the Contract. The death benefit is calculated at the close of the Business Day on which We receive written notice and due proof of death as well as properly completed required claim forms, at Our Administrative Service Center. If the Beneficiary elects to delay receipt of the death benefit, the amount of the death benefit payable in the future may be affected. If the deceased Annuitant was not an Owner (and all the Owners are individuals), the proceeds may be received in a lump sum or applied to any of the settlement options within one year of death. If the deceased Annuitant was an Owner (or if any Owner is not an individual), then death proceeds must be distributed in accordance with the Death of Owner provisions below. If We do not receive a request to apply the death benefit proceeds to a settlement option, We will make a lump sum distribution. We will generally pay lump sum death benefit payments within seven days after Our Administrative Service Center has received sufficient information to make the payment.
Death Benefit Payable
The death benefit equals the greater of:
•
the Accumulation Value on the later of the date that We receive due proof of death and the date when We receive the Beneficiary's instructions on payment method at Our Administrative Service Center (We must receive payment instructions within 60 days of the date of death); or

•	the minimum death benefit. The minimum death benefit equals the sum of all premium payments, minus reductions for partial surrenders.
Upon payment of the death benefit, the Contract will terminate.
If the Annuitant or Owner is Attained Age 80 or older at the time of death, the death benefit is the Accumulation Value as determined above.
Death of the Annuitant
1.	If the Annuitant dies prior to the Annuity Commencement Date, We will pay the death benefit as provided above.
2.
If the Annuitant dies after the Annuity Commencement Date but before all of the proceeds payable under the Contract have been distributed, We will pay the remaining proceeds to the Beneficiary(ies) under the method of payment in effect at the time of the Annuitant's death, unless the Beneficiary elects to receive the discounted value of any remaining payments in a lump sum.

Death of Owner
If any Owner of the Contract dies before the Annuity Commencement Date, the following applies:
•
If the new Owner is the deceased Owner's spouse, the Contract will continue, treating the spouse of the deceased Owner as the new Owner and, if the deceased Owner was also the Annuitant, the deceased Owner's spouse will also be the Annuitant.

Note: The right of a spouse to continue the Contract provisions relating to spousal continuation is available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
•	If the new Owner is someone other than the deceased Owner's spouse, the entire interest in the Contract must be distributed to the new Owner:
•	within five years of the deceased Owner's death or
•	over the life of the new Owner, or over a period not extending beyond the life or the life expectancy of the new Owner, as long as payments begin within one year of the deceased Owner's death.
If the deceased Owner was the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Beneficiary.
If the deceased Owner was not the Annuitant, the new Owner will be the joint Owner, if any, or if there is no joint Owner, the Annuitant.
If the new Owner dies after the deceased Owner but before the entire interest has been distributed, any remaining distributions will be to the new Owner's estate.
If any Owner dies on or after the Annuity Commencement Date, but before all proceeds payable under this Contract have been distributed, the Company will continue payments to the Annuitant (or, if the deceased Owner was the Annuitant, to the Beneficiary) under the payment method in effect at the time of the deceased Owner's death.

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If any Owner of this Contract is not an individual, the death of any Annuitant shall be treated as the death of an Owner.
In all events, death benefit distributions will be made from the Contract in accordance with Section 72(s) of the Code.
Abandoned Property Requirements
Every state has unclaimed property laws which generally declare insurance contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or date the death benefit is due and payable. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, We are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown on Our books and records, or to Our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

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Fees and Charges
We make certain charges and deductions under the Contract. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.
Services and Benefits We Provide:
•	the death benefit under the Contract
•	investment options, including premium payment allocations
•	administration of elective options
•	the distribution of reports to Owners
Costs and Expenses We Incur:
•	costs associated with processing applications, and with issuing and administering the Contract
•	overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Contracts
•	other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying Federal, state, and local premium and other taxes and fees
Risk We Assume:
•	that the costs of providing the services and benefits under the Contracts exceed the charges We deduct
Mortality and Expense Risk Charge
As compensation for assuming mortality and expense risks, We deduct a daily mortality and expense risk charge from your assets in the Subaccounts. The charge is equal, on an annual basis, to 1.00% of the average daily net assets you have invested in the Subaccounts.
The mortality risk We assume is that Annuitants may live for a longer period of time than estimated. The mortality risk that We assume also includes a guarantee to pay a death benefit if the Owner dies before the Annuity Commencement Date. The expense risk that We assume is the risk that the administrative fees and transfer fees (if imposed) may be insufficient to cover actual future expenses. We may use any profits from the mortality and expense risk charge to pay the costs of distributing the Contracts.
Asset-Based Administrative Charge
We deduct a daily asset-based administrative charge from each Subaccount to help reimburse Us for Our administrative costs, such as Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs and data processing costs. This charge is equal, on an annual basis, to 0.15% of your average daily net assets in the Subaccounts. This charge is designed to help compensate Us for the cost of administering the Contracts and the Variable Account.
Partial Surrender Processing Fee
For each partial surrender, We deduct a processing fee of 2% of the amount surrendered, up to $25, from the partial surrender Proceeds to help reimburse Us for the administrative costs of processing partial surrenders.
Transfer Fee
A transfer fee of $25 will be imposed for the thirteenth and each subsequent transfer during a Contract year. Any unused free transfers do not carry over to the next Contract year. Each written or telephone request would be considered to be one transfer, regardless of the number of Subaccounts affected by the transfer. Transfers you make through Our automatic asset reallocation and dollar cost averaging programs do not count toward your twelve free transfers. We deduct the transfer fee from the amount transferred.
Surrender Charge
We do not deduct a charge for sales expenses from premium payments at the time premium payments are paid to Us. However, We will deduct a surrender charge, if applicable, if you surrender your Contract or partially surrender Accumulation Value before the Annuity Commencement Date. We do not assess a surrender charge on withdrawals made if the Contract terminates due to your death or the death of the last surviving Annuitant.
As a general rule, the surrender charge equals a percentage of the premium payments withdrawn that: (a) We have held for less than nine years; and (b) are not eligible for a free withdrawal. The surrender charge applies during the entire nine year period following each premium payment. The applicable percentage depends on the number of years since you made the premium payment being withdrawn, as shown on this chart:
Year in Which Withdrawal/Surrender is Made (From Date of Premium Payment):
1	2	3	4	5	6	7	8	9	10+
Surrender Charge Percentage:
8%	7%	6%	5%	4%	3%	2%	1%	1%	0

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In determining surrender charges, We will deem premium payments to be surrendered in the order in which they were received – that is, on a first-in, first-out basis. We also treat premium payments as being withdrawn before earnings.
Because surrender charges are based on the date each premium payment is made, you may be subject to a surrender charge, even though the Contract may have been issued many years earlier.
When you request a partial surrender, you will be sent a check in the amount you requested, less applicable tax withholding and a partial surrender processing fee. If a surrender charge applies, your Accumulation Value will be reduced by the dollar amount We send you, plus the surrender charge, the partial surrender processing fee and any applicable premium tax charge. The deductions will be made pro rata from all Subaccounts and the Fixed Account in which the Contract is invested based on the remaining Accumulation Value in each Subaccount and the Fixed Account, unless you request otherwise.
Free Withdrawal Amount
Each Contract year, after the first Contract year, you may withdraw a portion of your Accumulation Value without incurring a surrender charge. This amount is called the free withdrawal amount. The free withdrawal amount is an amount equal to 10% of total premium payments minus any prior partial surrenders.
We do not assess a surrender charge on proceeds applied to a settlement option with a fixed pay-out period of at least five years or on a settlement option with a life contingency. You may also withdraw, free of surrender charge, any premium payment that has been held by Us for more than nine years.
We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months.
Annual Contract Fee
At the end of each Contract year before the Annuity Commencement Date, We will deduct an annual contract fee of $30 from your Accumulation Value as partial reimbursement for Our administrative expenses relating to the Contract. We will deduct the fee from each Subaccount and the Fixed Account based on the proportion that the Accumulation Value in each Subaccount and the Fixed Account bears to the total Accumulation Value. We will also deduct a pro rata portion of this charge on the Annuity Commencement Date, or the date you surrender the Contract. We guarantee this charge will not exceed $50.
We will not deduct this fee after income payments have begun. We also currently waive deduction of the charge for Contracts whose Accumulation Value is more than $20,000 on the date of assessment.
Portfolio Management Fees and Charges
Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Fee Table in this prospectus and the prospectuses for the portfolios.
Premium Taxes
Various states and other governmental entities charge a premium tax on annuity contracts issued by insurance companies. Premium tax rates currently range up to 3.5%, depending on the state. We are responsible for paying these taxes. If applicable, We will deduct the cost of such taxes from the Accumulation Value of your Contract either:
•	from premium payments as We receive them,
•	from Accumulation Value upon surrender or partial surrender,
•	on the Annuity Commencement Date, or
•	upon payment of a death benefit.
Other Taxes
Currently, no charge is made against the Variable Account for any Federal, state or local taxes (other than premium taxes) that We incur or that may be attributable to the Variable Account or the Contracts. We may, however, deduct such a charge in the future, if necessary.

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The Payout Period
The Annuity Commencement Date
The Annuity Commencement Date is the day that the payout period begins under the settlement option you have selected. If you own a Contract that is not a qualified Contract, you must select the Annuity Commencement Date on which you will begin to receive income payments. The Annuity Commencement Date can be no earlier than the fifth Contract anniversary and can be no later than the Contract anniversary when the oldest Annuitant is age 95.
In the case of an IRA that satisfies Code section 408, the Annuity Commencement Date generally must be no later than April 1 of the calendar year following the year in which you reach age 70 1/2 and the payment must be made in a specified form or manner. Roth IRAs under section 408A of the Code do not require distributions at any time prior to your death; the Annuity Commencement Date for Roth IRAs can be no later than age 95.
Settlement Options
You may elect a Settlement Option if the amount to be applied is at least $5,000 or is sufficient to produce income payments of at least $1,200 annually. Smaller amounts may be applied to a Settlement Option only with Our consent.
You must choose a settlement option on or before the Annuity Commencement Date. The settlement option you select will affect the dollar amount of each income payment you receive. You may select or change your settlement option on or before the Annuity Commencement Date while the Annuitant is living by sending a written request signed by you and/or your Beneficiary, as appropriate, to Our Administrative Service Center. You may choose one of the settlement options described below or any other settlement option being offered by Us as of the Annuity Commencement Date. The settlement options We currently offer provide for fixed income payments.
Your Beneficiary may also choose a lump sum payment under a Retained Asset Account. The Retained Asset Account is an interest-bearing account. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the available balance, and crediting or using the draft as desired. When the draft is paid through the bank that administers the account for Us, the bank will receive the amount the Beneficiary requests as a transfer from Our general account. The Retained Asset Account is not a bank account, and it is not insured by the FDIC or any other government agency. As part of Our general account, the Retained Asset Account is backed by Our financial strength, although it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Retained Asset Account. We pay interest on proceeds held in the Retained Asset Account as required by state law. Any interest paid on proceeds in the Retained Asset Account is currently taxable. Depending upon the Issue Date of the Contract, the minimum rate of interest We would credit on Proceeds in the Retained Asset Account may be lower than the minimum guaranteed rate of interest We would credit on amounts in the Fixed Account. For more information on the rate of interest We credit on Proceeds in the Retained Asset Account, please contact Us at 1-877-781-3520.
You may elect to receive income payments on a monthly, quarterly, semi-annual or annual basis depending upon the settlement option you choose. If you do not specify the frequency of payment, We will pay you monthly. The first payment under any option will be made on the day of the month you request (subject to Our agreement) and will be based on the payment frequency you selected measured from the Annuity Commencement Date. We will make subsequent payments on the same day of each subsequent period in accordance with the payment interval and settlement option you select.
If you do not select a settlement option by the Annuity Commencement Date, We will apply the Accumulation Value under the Fixed Period and Life settlement option, with a ten year guaranteed period of payments, as described below.
A Beneficiary may have the death benefit paid as an annuity under one of the settlement options.
Determining the Amount of Your Income Payment
On the Annuity Commencement Date, We will use the Surrender Value to calculate your income payments under the settlement option you select. The Surrender Value is your Accumulation Value minus any applicable surrender charges, annual contract fee, and premium tax charge.
For qualified Contracts, distributions must satisfy certain requirements specified in the Code.
Fixed Income Payments
Fixed income payments are periodic payments that We make to the Owner. The amount of the fixed income payment is fixed and guaranteed by Us.
The amount of each payment depends on:
•	the form and duration of the settlement option you choose;
•	the age of the Annuitant;
•	the gender of the Annuitant (if applicable);

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•	the amount of your Surrender Value on the Annuity Commencement Date; and
•	the applicable guaranteed annuity tables in the Contract.
The guaranteed annuity tables in the Contract are based on a minimum guaranteed interest rate of 3.5%. We may, in Our sole discretion, make income payments in an amount based on a higher interest rate.
Available Settlement Options:
•
Fixed Period. We will make equal periodic payments for a fixed period not less than five years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.

•
Fixed Amount. We will make equal periodic payments of a definite amount. The amount of each payment must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period. If your Contract is a Qualified Contract, the fixed amount and fixed period options may not satisfy minimum required distribution rules. Consult a tax advisor before electing this option.

•
Joint and Survivor Lifetime Income. We will make equal periodic payments to two payees for a guaranteed minimum of 10 years. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.

•
Installment Refund. Payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of the Proceeds or Death Benefit applied. If the payee dies before the guaranteed payments have been made, the remaining payment will be paid to the Beneficiary.

•	Lifetime – No Refund. Payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.

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The Fixed Account
You may allocate some or all of your premium payments and transfer some or all of your Accumulation Value to the Fixed Account. The Fixed Account is part of Our General Account. We own the assets in the General Account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. To the extent that We are required to pay you amounts in addition to your Accumulation Value under any guarantees under the Contract, including the death benefit, such amounts will come from Our general account. Because those guarantees are backed by Our general account assets, you need to consider Our financial strength in meeting the guarantees under the Contract. You should be aware that Our General Account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that We issue other types of insurance policies and financial products as well, and We also pay Our obligations under these products from assets in Our General Account. The financial statements contained in the Statement of Additional Information include a further discussion of the risks inherent within the investments of Our general account.
We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account value will not share in the investment performance of Our General Account.
Our current practice is that each Contract year, We, in Our sole discretion, intend to establish a current interest rate that will be credited daily to amounts held in the Fixed Account for the duration of the Contract year. For each amount allocated or transferred to the Fixed Account, We apply the current interest rate to the end of the Contract year. At the end of the Contract year, We reserve the right to declare a new current interest rate on this amount and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.
We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.
Fixed Account Transfers
General
A transfer charge of $25 will be imposed for the 13th and each subsequent request you make to transfer Accumulation Value from one or more Subaccounts to the Fixed Account (or to one or more Subaccounts) during a single Contract year before the Annuity Commencement Date.
Before the Annuity Commencement Date, you may make one transfer each Contract year from the Fixed Account to one or more of the Subaccounts.
Payment Deferral
We have the right to defer payment of any surrender, partial surrender, or transfer from the Fixed Account for up to six months from the date We receive your written request at Our Administrative Service Center. During such deferral, We will continue to credit interest at the current guaranteed interest rate(s) for the Fixed Account.

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Investment Performance of the Subaccounts
The Company periodically advertises performance of the Subaccounts and portfolios. We may disclose at least four different kinds of performance.
First, We may disclose standard total return figures for the Subaccounts that reflect the deduction of all charges under the Contract, including the mortality and expense charge, the annual contract fee and the surrender charge. These figures are based on the actual historical performance of the Subaccounts since their inception.
Second, We may disclose total return figures on a non-standard basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge assessed under the Contract. We will only disclose non-standard performance data if it is accompanied by standard total return data.
Third, We may present historic performance data for the portfolios since their inception reduced by all fees and charges under the Contract, although We may not deduct the surrender charge in some cases. Such adjusted historic performance includes data that precedes the inception dates of the Subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.
Fourth, We may include in Our advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.
In advertising and sales literature (including illustrations), the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies ("CDA"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.
Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, CDA, VARDS and Morningstar rank or illustrate such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the Variable Account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.
Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.
We may also report other information including the effect of systematic investments and tax-deferred compounding on a Subaccount's investment returns, or returns in general. We may illustrate this information by using tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience is positive.

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Voting Rights
We are the legal owner of the portfolio shares held in the Subaccounts. However, when a portfolio is required to solicit the votes of its shareholders through the use of proxies, We believe that current law requires Us to solicit you and other Contract Owners as to how We should vote the portfolio shares held in the Subaccounts. If We determine that We no longer are required to solicit your votes, We may vote the shares in Our own right.
When We solicit your vote, the number of votes you have will be calculated separately for each Subaccount in which you have an investment. The number of your votes is based on the net asset value per share of the portfolio in which the Subaccount invests. It may include fractional shares. Before the Annuity Commencement Date, you hold a voting interest in each Subaccount to which the Accumulation Value is allocated.
If We do not receive timely voting instructions for portfolio shares, We will vote those shares in proportion to the voting instructions We receive. Proportional voting may result in a small number of contract owners determining the outcome of a vote. Instructions We receive to abstain on any item will reduce the total number of votes being cast on a matter. For further details as to how We determine the number of your votes, see the SAI.
Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions.
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Federal Tax Matters
The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state tax or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract.
We believe that Our Contracts will qualify as annuity contracts for Federal income tax purposes and the following discussion assumes that they will so qualify. Further information on the tax status of the Contract can be found in the SAI under the heading "Additional Contract Provisions – Tax Status of the Contracts."
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. In this way, annuity contracts have been recognized by the tax authorities as a legitimate means of postponing tax on investment income.
If you invest in a variable annuity as part of an IRA, Roth IRA or SIMPLE IRA program, your Contract is called a Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. If your annuity is independent of any formal retirement or pension plan, it is called a Non-Qualified Contract.
We believe that if you are a natural person you will not be taxed on increases in the Accumulation Value of your Contract until a distribution occurs or until annuity payments begin. (The agreement to assign or pledge any portion of a Contract's Accumulation Value generally will be treated as a distribution.) Generally, withdrawals from your annuity should only be made once the Owner reaches age 59 1/2, dies or is disabled; otherwise a tax penalty of ten percent of the amount treated as income could be applied against any amounts included in income, in addition to the tax otherwise imposed on such amount.
Taxation of Non-Qualified Contracts
Non-Natural Person
If a non-natural person (such as a corporation or a trust) owns a non-qualified annuity contract, the Owner generally must include in income any increase in the excess of the Accumulation Value over the investment in the contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
The following discussion generally applies to Contracts owned by natural persons.
Withdrawals
When a withdrawal (including systematic Payments) from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the Owner's investment in the contract at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.
Penalty Tax on Certain Withdrawals
In the case of a distribution from a Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59 1/2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer's becoming disabled; or
•	made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.
Other exceptions may apply under certain circumstances and special rules may apply in connection with the exceptions enumerated above. Additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.
Income Payments
Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each income payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an income payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when income payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each income payment is subject to tax as ordinary income.
Partial Annuitization
Under a tax provision enacted in 2010, if part of an annuity contract's value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals.

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None of the payment options under the Contract is intended to qualify for this "partial annuitization" treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Taxation of Death Benefit Proceeds
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a settlement option, they are taxed in the same way as income payments.
Transfers, Assignments or Exchanges of a Contract
A transfer or assignment of ownership of a Contract, the designation of certain Annuitants, the selection of certain Annuity Commencement Dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange, should consult a tax adviser as to the tax consequences.
Withholding
Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts
All non-qualified deferred annuity contracts that are issued by Us (or affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such Owner's income when a taxable distribution occurs.
Further Information
We believe that the Contracts will qualify as annuity contracts for Federal income tax purposes and the above discussion is based on that assumption. Further details can be found in the Statement of Additional Information under the heading "Additional Contract Provisions – Tax Status of the Contracts."
Taxation of Qualified Contracts
The tax rules that apply to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Individual Retirement Annuities (IRAs), as defined in Section 408 of the Code, permit individuals to make annual contributions of up to the lesser of a specified annual amount or 100% of the compensation included in your income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.
SIMPLE IRAs permit certain eligible small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to a specified annual amount. The sponsoring employer is required to make matching or non-elective contributions on behalf of the employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Distributions that are rolled over to an IRA within 60 days are not immediately taxable, however only one such rollover is permitted each year. Beginning in 2015, an individual can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs that are owned. The limit will apply by aggregating all of an individual's IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of the limit. This limit does not apply to direct trustee-to-trustee transfers or conversions to Roth IRAs.

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Other Tax Issues
Qualified Contracts generally have minimum distribution rules that govern the timing and amount of distributions. Roth IRAs do not require distributions before death. You should consult a tax adviser for more information about these distribution rules.
Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.
Under certain circumstances, the Code may impose a generation skipping transfer ("GST") tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Medicare Tax
Distributions from non-qualified annuity contracts will be considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser for more information.
Same-Sex Spouses
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract's death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to the spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Annuity Purchases by Residents of Puerto Rico
The Internal Revenue Service has announced that income received by residents of Puerto Rico under annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.
Annuity Purchases by Nonresident Aliens and Foreign Corporations
The discussion above provides general information regarding U.S. Federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.
Our Income Taxes
At the present time, We make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that We incur that may be attributable to the investment divisions (that is, the Subaccounts) of the Variable Account or to the Contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that We determine is attributable to the investment divisions of the Variable Account or the Contracts.
To the extent permitted by Federal tax law, We may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.
Under current laws in several states, We may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and We are not currently charging for them. If they increase, We may deduct charges for such taxes.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contracts could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

37

Other Information
Payments We Make
We usually pay the amounts of any surrender, partial surrender, or death benefit within seven days after We receive all applicable written notices, permitted telephone requests, and/or due proofs of death. However, We can postpone these payments if:
•	the New York Stock Exchange is closed, other than for customary weekends and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or
•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or
•	the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.
If, under SEC rules, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or death benefit from the Vanguard VIF Money Market Portfolio Subaccount until the Portfolio is liquidated. In addition, if, Vanguard VIF Money Market Portfolio suspends payments of redemption proceeds in connection with the implementation of liquidity gates by the Portfolio, We will delay payment of any transfer, partial surrender, surrender, or death benefit from the Vanguard VIF Money Market Subaccount until the removal of such liquidity gates.
If, under SEC rules, the Fidelity® VIP Government Money Market Portfolio suspends payments of redemption proceeds in connection with the liquidation of the Portfolio, We will delay payment of any transfer, partial surrender, surrender or death benefit from the Fidelity® VIP Government Money Market Portfolio Subaccount until the Portfolio is liquidated.
If, under SEC rules, the Vanguard VIF Money Market Portfolio decides to impose a liquidity fee on redemptions from the Portfolio, We will assess the liquidity fee against Accumulation Value you withdraw or transfer from the Vanguard VIF Money Market Subaccount.
We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more as required by state law.
If you have submitted a check or draft as payment, We have the right to defer payment of surrenders, partial surrenders, the death benefit, or payments under a settlement option until the check or draft has been honored.
If mandated under applicable law, We may be required to block an Owner's account and thereby refuse to pay any requests for transfers, partial surrenders, surrenders or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner's account to government regulators.
Modifying the Contract
Any modification or waiver of Our rights or requirements under the Contract must be in writing and signed by Our President, one of Our Vice Presidents, Our Secretary or Our Assistant Secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Contract.
Upon notice to you, We may modify the Contract:
•
to conform the Contract, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Contract, Our Company, or the Variable Account is subject;

•	to assure continued qualification of the Contract under the Code or other Federal or state laws relating to retirement annuities or variable annuity contracts;
•	to reflect a change in the Variable Account's operation; or
•	provide additional investment options.
If We modify the Contract, We will make appropriate endorsements to the Contract. If any provision of the Contract conflicts with the laws of a jurisdiction that govern the Contract, We reserve the right to amend the provision to conform with these laws.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009. You may, however continue to make payments to fund your Contract pursuant to its terms, and exercise other rights and options under your Contract, such as reallocations among investment options, partial withdrawals, surrenders and changes in ownership. To that limited extent, the distribution with respect to outstanding Contracts continues.
We have entered into a distribution agreement, effective as of February 15, 2014, with Sunset Financial Services, Inc. (the "Distributor"), for the distribution and servicing of outstanding Contracts. Pursuant to this agreement, the Distributor serves as principal underwriter for the Contracts, and distributes and services the Contracts through its registered representatives. The

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Distributor replaced American Family Securities, LLC, Our affiliate, which had acted as principal underwriter and distributor for the Contracts until February 14, 2014. The Distributor is not affiliated with Us. All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Contracts. The Distributor, however, may be reimbursed by Kansas City Life Insurance Company for expenses incurred by the Distributor in providing distribution and servicing services for the Contracts.
The Fidelity® Variable Insurance Products Fund makes payments to the Distributor under its distribution plans in consideration of services provided and expenses incurred by the Distributor in distributing Service Class 2 Fund shares available under the Contracts. These payments may equal, on an annual basis, up to 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor's registered representatives is not affected by the payments received from the Fidelity® Variable Insurance Products Fund or the subaccounts selected by Owners.
Legal Proceedings
Like other life insurance companies, We are involved in lawsuits. In addition, We are from time to time, involved as a party to various governmental and administrative proceedings. Currently, there are no class action lawsuits or proceedings naming Us as a defendant or involving the Variable Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or proceeding cannot be predicted with certainty, We believe that at the present time, there are no pending or threatened lawsuits or proceedings that are reasonably likely to have a material adverse impact on the Variable Account, the ability of the Distributor to perform its contract with the Variable Account or the ability of American Family Life Insurance Company to meet its obligations under the Contract.
Business Disruption and Cyber Security Risks
We rely heavily on interconnected computer systems and digital data to conduct Our variable product business activities. Because Our variable product business is highly dependent upon the effective operation of Our computer systems and those of Our business partners, Our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential Owner information. Such systems failures and cyber-attacks affecting Us, the Portfolios, intermediaries and other affiliated or third-party service providers may adversely affect Us and your Accumulation Value. For instance, systems failures and cyber-attacks may interfere with Our processing of Contract transactions, including the processing of orders with the Portfolios, impact Our ability to calculate Accumulation Value, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject Us and/or Our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Portfolios invest, which may cause the Portfolios underlying your Contract to lose value. There can be no assurance that We or the Portfolios or Our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Reports to Owners
We will mail a report to you at least annually at your last known address of record. The report will state the Accumulation Value (including the Accumulation Value in each Subaccount and the Fixed Account), the Surrender Value, any activity since the last report (e.g., premium payments, partial surrenders and interest credited to the Fixed Account) and any further information required by any applicable law or regulation.
Inquiries
Inquiries regarding your Contract may be made by calling or writing to Us at Our Administrative Service Center.
Financial Statements
The financial statements for the Variable Account and the Company are contained in the Statement of Additional Information (the "SAI"). Our financial statements should be distinguished from the Variable Account's financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Contracts. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.
Vanguard® VIF Money Market Portfolio
Certain SEC rules limit beneficial ownership of shares of retail money market funds, such as the Vanguard VIF Money Market Portfolio, to "natural persons," as defined in such rules. Institutional investors, such as corporations, partnerships, and certain irrevocable trusts, are ineligible to beneficially own shares of retail money market funds, including the Vanguard VIF Money Market Portfolio. As such, variable contract owners that are institutional investors are not eligible to invest in the Vanguard VIF Money Market Portfolio Subaccount.

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Statement of Additional Information
 Table of Contents
The SAI contains additional information about the Contract and the Variable Account. You can obtain the SAI (at no cost) by writing to Us at the address shown on the front cover or by calling 1-877-781-3520. The following is the Table of Contents for the SAI.

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To learn more about the Contract, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI and to request other information about the Contract, please call or write to Us at Our Administrative Service Center only, P.O. Box 219409, Kansas City, Missouri 64121-9409, 1-877-781-3520.
The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Contract. Information about Us and the Contract (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Investment Company Act of 1940 Registration File No. 811-10121
Contract Identifier C000018178

All your protection under one roof*
American Family Life Insurance Company
Administrative Service Center – Kansas City, MO 64111
The American Family Variable Annuity is issued by American Family Life Insurance Company and distributed by Sunset Financial Services, Inc.
3520 Broadway, Kansas City, MO 64111
1-800-821-5529
© 2013

Appendix A – Condensed Financial Information
The Variable Account commenced operations on May 10, 2001. The information presented below reflects the accumulation unit information for the Subaccounts for each period specified below ending on December 31.1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period
Fidelity® VIP Equity-Income Portfolio
2008	13.45	7.61	1,873,235.16
2009	7.61	9.77	1,939,105.38
2010	9.77	11.10	1,829,651.59
2011	11.10	11.04	1,673,779.69
2012	11.04	12.78	1,513,291.58
2013	12.78	16.15	1,379,017.31
2014	16.15	17.32	1,270,865.94
2015	17.32	16.39	1,172,262.13
2016	16.39	19.08	1,033,833.29
2017	19.08	21.24	980,819.75
Fidelity® VIP Contrafund® Portfolio
2008	18.15	10.28	499,836.29
2009	10.28	13.77	465,405.83
2010	13.77	15.92	430,367.60
2011	15.92	15.30	371,576.30
2012	15.30	17.57	342,296.73
2013	17.57	22.75	315,378.91
2014	22.75	25.11	286,548.24
2015	25.11	24.92	255,719.83
2016	24.92	26.54	233,132.44
2017	26.54	31.90	213,523.13
Fidelity® VIP Government Money Market Portfolio
2016	10.45	10.34	0
2017	10.34	10.29	6,849.91
Fidelity® VIP Growth and Income Portfolio
2008	12.91	7.42	2,639,530.46
2009	7.42	9.31	2,750,295.85
2010	9.31	10.55	2,604,813.14
2011	10.55	10.57	2,445,612.88
2012	10.57	12.35	2,147,899.77
2013	12.35	16.27	1,905,209.53
2014	16.27	17.73	1,712,266.40
2015	17.73	17.08	1,558,969.53
2016	17.08	19.56	1,396,140.46
2017	19.56	22.55	1,287,297.48
Fidelity® VIP Mid Cap Portfolio
2008	18.10	10.83	578,566.28
2009	10.83	15.00	595,194.67
2010	15.00	19.11	523,737.07
2011	19.11	16.89	455,964.76
2012	16.89	19.17	431,363.90
2013	19.17	25.82	385,717.90
2014	25.82	27.13	347,282.21
2015	27.13	26.45	313,630.24
2016	26.45	29.34	287,656.43
2017	29.34	35.05	260,530.19
A-1

Subaccount	Accumulation Unit Value at Beginning of Period	Accumulation Unit Value at End of Period	Number of Units at End of Period
Fidelity® VIP Investment Grade Bond Portfolio
2008	10.00	9.53	3,123,731.97
2009	9.53	10.90	2,870,648.97
2010	10.90	11.61	2,816,129.90
2011	11.61	12.30	2,775,569.33
2012	12.30	12.86	2,688,623.28
2013	12.86	12.48	2,771,011.68
2014	12.48	13.05	2,736,908.40
2015	13.05	12.81	2,522,530.51
2016	12.81	13.24	2,258,965.35
2017	13.24	13.64	2,327,396.17
Vanguard VIF Capital Growth Portfolio
2011	9.98	9.03	2,400,648.89
2012	9.03	10.31	2,176,050.72
2013	10.31	14.12	1,887,697.83
2014	14.12	16.53	1,612,629.51
2015	16.53	16.77	1,421,578.33
2016	16.77	18.37	1,259,940.19
2017	18.37	23.40	1,123,902.88
Vanguard VIF International Portfolio
2008	10.00	5.55	3,617,801.74
2009	5.55	7.84	3,480,363.10
2010	7.84	8.97	3,192,196.61
2011	8.97	7.67	3,014,990.98
2012	7.67	9.10	2,939,287.43
2013	9.10	11.09	2,727,341.63
2014	11.09	10.30	2,616,501.39
2015	10.30	10.11	2,519,709.99
2016	10.11	10.18	2,367,781.43
2017	10.18	14.36	2,045,873.12
Vanguard VIF Money Market Portfolio
2013	10.00	9.93	1,074,210.65
2014	9.93	9.83	1,100,110.28
2015	9.83	9.73	1,020,796.46
2016	9.73	9.66	978,643.64
2017	9.66	9.65	978,484.89
Vanguard VIF Small Company Growth Portfolio
2008	13.02	7.79	370,226.88
2009	7.79	10.74	413,855.11
2010	10.74	13.99	367,010.23
2011	13.99	14.02	308,793.04
2012	14.02	15.89	287,155.68
2013	15.89	23.02	251,337.08
2014	23.02	23.53	229,829.36
2015	23.53	22.62	206,344.26
2016	22.62	25.70	189,948.86
2017	25.70	31.37	167,895.13
[1]
The Vanguard VIF Capital Growth Subaccount commenced operations on May 1, 2011. The Vanguard VIF Money Market Subaccount commenced operations on May 1, 2013. The Fidelity® VIP Government Money Market Subaccount commenced operations on September 12, 2016.

A-2

Statement of Additional Information
for the
American Family Variable Annuity Contract
Flexible Premium Variable Annuity Contract
Issued Through
American Family Variable Account II
Offered by
American Family Life Insurance Company
Administrative Service Center
P.O. Box 219409
Kansas City, Missouri 64121-9409
1-877-781-3520
This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the American Family Variable Annuity Contract offered by American Family Life Insurance Company. You may obtain a copy of the Prospectus for the Contract dated May 1, 2018 by calling the above telephone number or by writing to Us at the above address.
This Statement of Additional Information incorporates terms used in the current Prospectus for the Contract.
This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectuses for your Contract and the Funds.
The date of this Statement of Additional Information is May 1, 2018.

Additional Contract Provisions
The Contract
The entire contract consists of the Contract, the signed Application attached at issue, any attached amendments and supplements to the Application, and any attached riders and endorsements. In the absence of fraud, We consider all statements in the Application to be representations and not warranties. We will not use any statement to contest a claim unless that statement is in an attached Application or in an amendment or supplement to the Application attached to the Contract.
Assignment
The rights of the Owner and any Beneficiary are subject to the rights of any assignee of this Contract unless the Beneficiary was effectively designated as an irrevocable Beneficiary before the assignment. No assignment is binding on Us until the original or a copy of it is filed at Our Administrative Service Center, and accepted by Us. We are not responsible for the validity of any assignment or its legal effect.
Incontestability
We will not contest the Contract after the issue date.
Incorrect Age or Gender
If the age or gender (if applicable) of the Annuitant has been stated incorrectly, then We will determine the Annuity Commencement Date and the amount of the income payments by using the correct age and gender. After the Annuity Commencement Date, any adjustment for underpayment will be paid immediately. Any adjustment for overpayment will be deducted from future payments. We will make adjustments for overpayments or underpayments with interest at the rate then in use to determine the rate of payments.

2

Nonparticipation
The Contract does not participate in Our surplus earnings or profits. We will not pay dividends on this Contract.
Tax Status of the Contracts
Tax law imposes several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements. The Code requires that the investments of each Subaccount of the Variable Account underlying the Contracts be "adequately diversified" in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each Subaccount, through the Portfolio in which it invests, will satisfy these diversification requirements.
Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, We believe that the Owner of a Contract should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying Variable Account assets.
Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. Specifically, section 72(s) requires that (a) if any Owner dies on or after the Annuity Commencement Date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner's death; and (b) if any Owner dies prior to the annuity start date, the entire interest in the Contract will be distributed within five years after the date of such Owner's death. These requirements will be considered satisfied as to any portion of an Owner's interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner's death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
Calculation of Subaccount and Adjusted Historic Portfolio Performance Data
We may advertise and disclose historic performance data for the Subaccounts, including yields, standard annual total returns, and non-standard measures of performance of the Subaccounts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the SEC defined standards.
Money Market Subaccount Yields
Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.
We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Contract having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) charges and deductions imposed under the Contract that are attributable to the hypothetical Subaccount.
These charges and deductions include the per unit charges for the annual contract fee, the mortality and expense risk charge and the asset-based administrative charge. For purposes of calculating current yields for a Contract, We use an average per unit annual contract fee based on the $30 annual contract fee.

3

We calculate the current yield by the following formula:
Current Yield = ((NCS/UV) X (365/7)) - ES
Where:
NCS = The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.
ES = Per unit charges deducted from the hypothetical Subaccount for the seven-day period.
UV = The unit value for the first day of the seven-day period.
We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. We calculate the effective yield by compounding the unannualized base period return by adding one to the base return, raising the sum to a power equal to 365 divided by 7, and subtracting one and the per unit charges from the result.
Effective Yield = (1 + (NCS/UV))365/7 - 1 - ES
Where:
NCS = The net change in the value of the Money Market portfolio (not including any realized gains or losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) for the seven-day period attributable to a hypothetical Subaccount having a balance of one Subaccount unit.
ES = Per unit charges deducted from the hypothetical Subaccount for the seven-day period.
UV = The unit value for the first day of the seven-day period.
The Money Market Subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Contract imposes.
The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio's operating expenses. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Other Subaccount Yields
Sales literature or advertisements may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) under the Contract for 30-day or one-month periods. The annualized yield of a Subaccount refers to income that the Subaccount generates during a 30-day or one-month period and is assumed to be generated during each period over a 12-month period.
We compute the annualized 30-day yield by:
•
dividing the net investment income of the portfolio attributable to the Subaccount units, less Subaccount expenses attributable to the Contract for the period, by the maximum offering price per unit on the last day of the period;

•	multiplying the result by the daily average number of units outstanding for the period;
•	compounding that yield for a 6-month period; and
•	multiplying the result by 2.

4

Expenses of the Subaccount include the annual contract fee, the asset-based administrative charge and the mortality and expense risk charge. The yield calculation assumes that We deduct the annual contract fee at the end of each Contract year. For purposes of calculating the 30-day or one-month yield, We divide an average annual contract fee collected by the average Accumulation Value in the Subaccount to determine the amount of the charge attributable to the Subaccount for the 30-day or one-month period. We calculate the 30-day or one-month yield by the following formula:
Yield = 2 X ((((NI - ES)/(U X UV)) + 1)6 - 1)
Where:
NI = Net income of the portfolio for the 30-day or one-month period attributable to the Subaccount's units.
ES = Charges deducted from the Subaccount for the 30-day or one-month period.
U = The average number of units outstanding.
UV = The unit value at the close of the last day in the 30-day or one-month period.
The yield for the Subaccount is lower than the yield for the corresponding portfolio because of the charges and deductions that the Contract imposes.
The yield on the amounts held in the Subaccounts normally fluctuates over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The types and quality of securities that a portfolio holds and its operating expenses affect the corresponding Subaccount's actual yield.
Yield calculations do not take into account the surrender charge that We assess on certain withdrawals of Accumulation Value.
Average Annual Total Returns for the Subaccounts
Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.
When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time.
Standard average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods. Each period's ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated.
We calculate the standard average annual total returns using Subaccount unit values that We calculate on each Business Day based on the performance of the Subaccount's underlying portfolio, the deductions for the mortality and expense risk charge, the asset-based administrative charge and the annual contract fee. The calculation assumes that We deduct an annual contract fee of $30.00 at the end of each Contract year. For purposes of calculating average annual total return, We use an average per-dollar per-day annual contract fee attributable to the hypothetical Subaccount for the period. The calculation also assumes total surrender of the Contract at the end of the period for the return quotation and will take into account the surrender charge applicable to the Contract that We assess on surrenders of Accumulation Value.
We calculate the standard total return by the following formula:
TR = ((ERV/P)/1N) - 1
Where:
TR = The average annual total return net of Subaccount recurring charges.
ERV = The ending redeemable value (minus any applicable surrender charge) of the hypothetical Subaccount at the end of the period.
P = A hypothetical initial payment of $1,000.
N = The number of years in the period.
Non-Standard Subaccount Total Returns
Sales literature or advertisements may quote average annual total returns for the Subaccounts that do not reflect any surrender charges. We calculate such non-standard total returns in exactly the same way as the average annual total returns described above, except that

5

We replace the ending redeemable value of the hypothetical Subaccount for the period with an ending value for the period that does not take into account any surrender charges.
We may disclose cumulative total returns in conjunction with the standard formats described above. We calculate the cumulative total returns using the following formula:
CTR = (ERV/P) - 1
Where:
CTR = The cumulative total return net of Subaccount recurring charges for the period.
ERV = The ending redeemable value of the hypothetical investment at the end of the period.
P = A hypothetical single payment of $1,000.
Adjusted Historic Portfolio Performance Data
Sales literature or advertisements may quote adjusted yields and total returns for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic portfolio performance may include data that precedes the inception dates of the Subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.
We will disclose nonstandard performance data only if We disclose the standard performance data for the required periods.
Effect of the Annual Contract Fee on Performance Data
The Contract provides for the deduction of a $30.00 annual contract fee at the end of each Contract year from the Fixed Account and the Subaccounts. We will waive this charge if your Accumulation Value is more than $20,000 on the date the charge is assessed. We base it on the proportion that the value of each such account bears to the total Accumulation Value. For purposes of reflecting the annual contract fee in yield and total return quotations, We convert the annual contract fee into a per-dollar per-day charge based on the average Accumulation Value in the Subaccount for all Contracts on the last day of the period for which quotations are provided. Then, We adjust the per-dollar per-day average charge to reflect the basis upon which We calculate the particular quotation.
Historic Performance Data
General Limitations
The funds provide the portfolios' performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds' data.
Time Periods Before the Date the Variable Account Commenced Operations
The Variable Account may disclose non-standardized total return for time periods before the Variable Account commenced operations. Such performance data would be based on the actual performance of the portfolios since their inception, adjusted to reflect the effect of the current level of charges that apply to the Subaccounts under the Contract.
Addition, Deletion or Substitution of Investments
In the event of any substitution or change, We may (by appropriate endorsement, if necessary) change the Contract to reflect the substitution or change. If We consider it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, it may be combined with other of Our variable accounts, or the assets may be transferred to another variable account. In addition, We may, when permitted by law, restrict or eliminate any voting rights you have under the Contracts.

6

Resolving Material Conflicts
The funds currently sell shares to registered separate accounts of insurance companies other than Us to support other variable annuity contracts and variable life insurance contracts. In addition, Our other separate accounts and separate accounts of other affiliated life insurance companies may purchase some of the funds to support other variable annuity or variable life insurance contracts. Moreover, qualified retirement plans may purchase shares of some of the funds. As a result, there is a possibility that an irreconcilable material conflict may arise between your interests as a Contract Owner and the interests of persons owning other contracts investing in the same funds. There is also the possibility that a material conflict may arise between the interests of owners generally, or certain classes of owners, and participating qualified retirement plans or participants in such retirement plans.
We currently do not foresee any disadvantages to you that would arise from the sale of fund shares to support variable life insurance contracts or variable annuity contracts of other companies or to qualified retirement plans. However, the management of each fund will monitor events related to its fund in order to identify any material irreconcilable conflicts that might possibly arise as a result of such fund offering its shares to support both variable life insurance contracts and variable annuity contracts, or support the variable life insurance contracts and/or variable annuity contracts issued by various affiliated and unaffiliated insurance companies.
In addition, the management of the funds will monitor the funds in order to identify any material irreconcilable conflicts that might possibly arise as a result of the sale of its shares to qualified retirement plans, if applicable. In the event of such a conflict, the management of the appropriate fund would determine what action, if any, should be taken in response to the conflict. In addition, if We believe that the response of the funds to any such conflict does not sufficiently protect you, then We will take Our own appropriate action, including withdrawing the Variable Account's investment in such funds, as appropriate.
Voting Rights
We determine the number of votes you may cast by dividing your Accumulation Value in a Subaccount by the net asset value per share of the portfolio in which that Subaccount invests. We determine the number of votes available to you as of the same date that the fund establishes for determining shareholders eligible to vote at the relevant meeting of the portfolio's shareholders. We will solicit voting instructions by sending you written materials before the fund's meeting in accordance with the fund's procedures.
Safekeeping of Variable Account Assets
We hold the Variable Account's assets physically segregated and apart from the General Account. We maintain records of all purchases and sales of portfolio shares by each of the Subaccounts. A Fidelity bond in the amount of $10 million per occurrence and $20 million in the aggregate covering Our officers and employees has been issued by Travelers Casualty and Surety Company of America.
Distribution of the Contracts
We ceased offering the Contracts to new purchasers in 2009.
Sunset Financial Services, Inc. (the "Distributor") serves as principal underwriter for the Contracts. The Distributor is located at 3520 Broadway, Kansas City, Missouri, 64111. The Distributor was organized as a corporation under Washington state laws in 1964 and is wholly owned by Kansas City Life Insurance Company, Inc. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions of the states in which it operates, and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is a member of the Securities Investor Protection Corporation.
More information about the Distributor and its registered persons is available at http://brokercheck.finra.org/ or by calling the FINRA BrokerCheck at toll-free (800) 289-9999.

7

On February 15, 2014, the Distributor replaced American Family Securities, LLC, which served as principal underwriter of the Contracts until then. No compensation is payable to the Distributor by Us under the Distribution Agreement, and its operating expenses (including compensation of its registered persons involved in carrying out the Distributor's responsibilities under the Distribution Agreement) are paid by Kansas City Life Insurance Company, the direct owner of the Distributor. However, commissions were payable by Us to American Family Securities, LLC under the agreement in effect when American Family Securities, LLC served as principal underwriter for the Contracts. Prior to transferring the distribution functions for the Contracts to the Distributor in February 2014, American Family Securities, LLC and American Family amended their distribution agreement to commute the commission, obligations payable to the individuals and managers registered with American Family Securities, LLC. Consequently, American Family Securities, LLC received commissions with respect to the Contracts in the following amounts during the periods indicated:
Fiscal Year	Aggregate Amount of Commissions Paid to American Family Securities, LLC*	Aggregate Amount of Commissions Retained by American Family Securities, LLC After Payments to its Registered Representatives**
2017	$0	None
2016	$0	None
2015	$0	None
*	Includes sales compensation paid to registered representatives of American Family Securities, LLC.
**
All commissions that were payable with respect to the Contracts have been paid, and no commissions are or will become payable to the Distributor (or American Family Securities, LLC) or their respective registered representatives with respect to the Contracts.

American Family Securities, LLC passed through commissions it received to individuals and their managers who were registered with American Family Securities, LLC at the time the Contracts were sold. American Family Securities, LLC did not retain any portion of the commissions in return for its services as distributor for the Contracts. However, American Family and American Family Mutual Insurance Company paid all of the operating and other expenses of American Family Securities, LLC when that agreement was in effect.
Legal Matters
Mark V. Afable, Chief Legal Officer, American Family Life Insurance Company, has passed upon all matters relating to Wisconsin law pertaining to the Contracts, including the validity of the Contracts and the Company's authority to issue the Contracts. Eversheds Sutherland (US) LLP of Washington, D.C. has provided legal advice on certain matters under the Federal securities laws that relate to the Contract.
Experts
The Statutory Financial Statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017 of American Family Life Insurance Company, and the Financial Statements as of December 31, 2017 and for each of the two years in the period ended December 31, 2017 of the Variable Account II included in this SAI, which is a part of the Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
Other Information
We have filed a registration statement with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. The Statement of Additional Information does not include all of the information set forth in the registration statement, amendments and exhibits. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the instruments filed with the SEC.
Financial Statements
This SAI contains the audited Statements of Assets and Liabilities and Policy Owners' Equity of the Variable Account as of December 31, 2017 and the related Statements of Operations and Statements of Changes in Policy Owners' Equity for the years or periods indicated. PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606, serves as independent registered public accounting firm for the Variable Account.
Our Statutory Balance Sheets as of December 31, 2017 and 2016 and Our related Statutory Statements of Operations, Statutory Statements of Changes in Capital and Surplus, and Statutory Statements of Cash Flows for each of the three years in the period ended December 31, 2017, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

8

American Family Variable Account II
Financial Statements
December 31, 2017 and 2016

American Family Variable Account II
Contents
December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and
Policy Owners of American Family Variable Account II

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities and policy owners' equity of each of the subaccounts listed in the table below (constituting American Family Variable Account II, hereafter collectively referred to as the "Subaccounts") as of the date listed in the table below, the related statements of operations for the period listed in the table below, and the statements of changes in policy owners' equity for the periods listed in the table below, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Subaccounts as of the date listed in the table below, the results of each of their operations for the period listed in the table below, and the changes in each of their policy owners' equity for the periods listed in the table below, in conformity with accounting principles generally accepted in the United States of America.

Subaccount	Statement of assets and liabilities and policy owners' equity	Statement of operations	Statement of changes in policy owners' equity
Fidelity VIP Contrafund Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Fidelity VIP Equity Income Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Fidelity VIP Growth and Income Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Fidelity VIP Investment Grade Bond Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Fidelity VIP Mid Cap Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Fidelity VIP Government Money Market Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Period September 21, 2016 (commencement of operations) through December 31, 2016
Vanguard VIF Capital Growth Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Vanguard VIF International Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Vanguard VIF Money Market Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016
Vanguard VIF Small Company Growth Subaccount	December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2017	Year ended December 31, 2016

Basis for Opinions

These financial statements are the responsibility of American Family Life Insurance Company's management.  Our responsibility is to express an opinion on the Subaccounts' financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Subaccounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the underlying registered investment companies.  We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Chicago, Illinois
April 13, 2018

We have served as the auditor of one or more Subaccounts in the American Family Variable Accounts since 2001.

American Family Variable Account II
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2017

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount

Investments at fair value (1):
Fidelity Variable Insurance Products Fund	$6,812,267	$20,837,507	$29,026,736	$70,473	$31,741,712	$9,130,590	$—	$—	$—	$—
Vanguard Variable Insurance Fund	—	—	—	—	—	—	26,296,271	29,373,454	9,440,983	5,266,205
Total Assets	6,812,267	20,837,507	29,026,736	70,473	31,741,712	9,130,590	26,296,271	29,373,454	9,440,983	5,266,205
Total Liabilities	—	—	—	—	—	—	—	—	—	—
Total Policy Owners' Equity	$6,812,267	$20,837,507	$29,026,736	$70,473	$31,741,712	$9,130,590	$26,296,271	$29,373,454	$9,440,983	$5,266,205

(1) Investments at cost	$5,186,134	$18,310,130	$19,496,872	$70,473	$31,398,790	$7,181,263	$14,391,139	$18,857,909	$9,440,983	$3,819,908
Shares outstanding	183,866.857	893,546.596	1,306,333.764	70,472.930	2,507,244.236	234,478.421	748,754.870	1,074,376.532	9,440,983.190	213,899.478
Unit value	$31.90	$21.24	$22.55	$10.29	$13.64	$35.05	$23.40	$14.36	$9.65	$31.37
Outstanding units	213,523.129	980,819.749	1,287,297.479	6,849.914	2,327,396.171	260,530.188	1,123,902.876	2,045,873.123	978,484.894	167,895.126

The accompanying notes are an integral part of these financial statements.
3

American Family Variable Account II
Statements of Operations
Year Ended December 31, 2017

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount

Net Investment income (loss)
Dividend income	$50,426	$300,317	$300,349	$213	$730,453	$60,244	$295,217	$313,808	$94,105	$24,621
Mortality, expense and administrative charges	(75,231)	(228,239)	(316,195)	(278)	(354,883)	(99,629)	(284,450)	(322,173)	(107,676)	(57,554)
Net investment income (loss)	(24,805)	72,078	(15,846)	(65)	375,570	(39,385)	10,767	(8,365)	(13,571)	(32,933)
Realized and unrealized gain (loss)
Net realized gain (loss) on fund shares redeemed	199,977	193,184	1,080,687	—	65,148	191,353	1,536,637	1,612,511	—	199,130
Capital gain distributions	355,965	421,945	681,364	—	137,107	397,201	648,761	191,933	—	339,348
Change in unrealized gains (losses)	669,142	1,474,393	2,209,903	—	323,021	1,000,102	3,794,659	7,674,819	—	499,337
Net gain (loss) on investments	1,225,084	2,089,522	3,971,954	—	525,276	1,588,656	5,980,057	9,479,263	—	1,037,815
Net increase (decrease) in equity from operations	$1,200,279	$2,161,600	$3,956,108	$(65)	$900,846	$1,549,271	$5,990,824	$9,470,898	$(13,571)	$1,004,882

The accompanying notes are an integral part of these financial statements.
4

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2017

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount

Increase (decrease) from operations
Net investment income (loss)	$(24,805)	$72,078	$(15,846)	$(65)	$375,570	$(39,385)	$10,767	$(8,365)	$(13,571)	$(32,933)
Net realized gain (loss) on fund shares redeemed	199,977	193,184	1,080,687	—	65,148	191,353	1,536,637	1,612,511	—	199,130
Capital gain distributions	355,965	421,945	681,364	—	137,107	397,201	648,761	191,933	—	339,348
Change in unrealized gains (losses)	669,142	1,474,393	2,209,903	—	323,021	1,000,102	3,794,659	7,674,819	—	499,337
Net increase (decrease) in equity from operations	1,200,279	2,161,600	3,956,108	(65)	900,846	1,549,271	5,990,824	9,470,898	(13,571)	1,004,882
Unit transactions
Policy owners' net premiums	114,820	379,095	496,229	1,200	562,454	145,424	442,803	513,095	143,577	97,170
Contract charges	(4,477)	(14,602)	(19,032)	—	(20,916)	(5,555)	(18,132)	(19,672)	(5,809)	(3,178)
Surrenders and forfeitures	(653,486)	(1,414,622)	(2,123,002)	—	(2,474,367)	(727,198)	(1,850,614)	(2,083,297)	(911,347)	(538,354)
Transfers between subaccounts and sponsor	(28,928)	17,355	(569,879)	69,338	2,869,059	(268,098)	(1,395,470)	(2,591,925)	773,321	(171,229)
Annuity benefits	(3,813)	(13,541)	(21,501)	—	(15,040)	(4,247)	(18,770)	(17,173)	(1,366)	(4,372)
Net increase (decrease) in equity from unit transactions	(575,884)	(1,046,315)	(2,237,185)	70,538	921,190	(859,674)	(2,840,183)	(4,198,972)	(1,624)	(619,963)
Net increase (decrease) in equity	624,395	1,115,285	1,718,923	70,473	1,822,036	689,597	3,150,641	5,271,926	(15,195)	384,919
Equity
Beginning of year	6,187,872	19,722,222	27,307,813	—	29,919,676	8,440,993	23,145,630	24,101,528	9,456,178	4,881,286
End of year	$6,812,267	$20,837,507	$29,026,736	$70,473	$31,741,712	$9,130,590	$26,296,271	$29,373,454	$9,440,983	$5,266,205
Accumulation unit activity
Units outstanding at beginning of year	233,132.437	1,033,833.293	1,396,140.464	—	2,258,965.347	287,656.426	1,259,940.190	2,367,781.434	978,643.643	189,948.857
Units issued during the period	11,362.900	57,833.842	57,691.687	6,849.914	324,757.347	11,383.221	36,588.978	87,845.701	143,059.312	10,068.249
Units redeemed during the period	(30,972.208)	(110,847.386)	(166,534.672)	—	(256,326.523)	(38,509.459)	(172,626.292)	(409,754.012)	(143,218.061)	(32,121.980)
Units outstanding at end of year	213,523.129	980,819.749	1,287,297.479	6,849.914	2,327,396.171	260,530.188	1,123,902.876	2,045,873.123	978,484.894	167,895.126

The accompanying notes are an integral part of these financial statements.
5

American Family Variable Account II
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2016

	Fidelity VIP Contrafund Subaccount	Fidelity VIP Equity Income Subaccount	Fidelity VIP Growth and Income Subaccount	Fidelity VIP Government Money Market Subaccount (1)	Fidelity VIP Investment Grade Bond Subaccount	Fidelity VIP Mid Cap Subaccount	Vanguard VIF Capital Growth Subaccount	Vanguard VIF International Subaccount	Vanguard VIF Money Market Subaccount	Vanguard VIF Small Company Growth Subaccount

Increase (decrease) from operations
Net investment income (loss)	$(32,923)	$177,313	$98,664	$—	$339,365	$(52,608)	$17,656	$74,627	$(64,213)	$(36,646)
Net realized gain on fund shares redeemed	105,945	(65,972)	871,922	—	103,143	47,055	1,138,605	427,045	—	96,341
Capital gain distributions	503,652	1,269,266	1,614,722	—	15,418	498,181	610,249	416,061	—	423,595
Change in unrealized gains (losses)	(195,670)	1,524,287	979,362	—	641,459	355,439	284,813	(704,610)	—	133,592
Net increase (decrease) in equity from operations	381,004	2,904,894	3,564,670	—	1,099,385	848,067	2,051,323	213,123	(64,213)	616,882
Unit transactions
Policy owners' net premiums	130,379	416,076	544,571	—	648,435	169,562	474,457	569,276	177,281	103,024
Contract charges	(5,157)	(16,640)	(21,639)	—	(24,015)	(6,329)	(20,527)	(22,332)	(6,643)	(3,640)
Surrenders and forfeitures	(640,348)	(2,080,148)	(2,828,489)	—	(3,399,301)	(804,445)	(2,409,140)	(2,563,072)	(1,073,824)	(452,976)
Transfers between subaccounts and sponsor	(49,256)	(704,545)	(561,175)	—	(649,916)	(42,593)	(765,432)	455,825	514,437	(46,867)
Annuity benefits	(1,987)	(15,684)	(24,837)	—	(56,990)	(18,089)	(17,900)	(18,074)	(21,213)	(1,992)
Net increase (decrease) in equity from unit transactions	(566,369)	(2,400,941)	(2,891,569)	—	(3,481,787)	(701,894)	(2,738,542)	(1,578,377)	(409,962)	(402,451)
Net increase (decrease) in equity	(185,365)	503,953	673,101	—	(2,382,402)	146,173	(687,219)	(1,365,254)	(474,175)	214,431
Equity
Beginning of year	6,373,237	19,218,269	26,634,712	—	32,302,078	8,294,820	23,832,849	25,466,782	9,930,353	4,666,855
End of year	$6,187,872	$19,722,222	$27,307,813	$—	$29,919,676	$8,440,993	$23,145,630	$24,101,528	$9,456,178	$4,881,286
Accumulation unit activity
Units outstanding at beginning of year	255,719.827	1,172,262.134	1,558,969.532	—	2,522,530.510	313,630.239	1,421,578.330	2,519,709.987	1,020,796.455	206,344.263
Units issued during the period	11,089.100	40,593.963	59,472.751	—	130,440.619	16,895.913	45,858.872	192,361.326	122,146.717	15,336.879
Units redeemed during the period	(33,676.490)	(179,022.804)	(222,301.819)	—	(394,005.782)	(42,869.726)	(207,497.012)	(344,289.879)	(164,299.529)	(31,732.285)
Units outstanding at end of year	233,132.437	1,033,833.293	1,396,140.464	—	2,258,965.347	287,656.426	1,259,940.190	2,367,781.434	978,643.643	189,948.857

(1) For the period September 12, 2016 to December 31, 2016

The accompanying notes are an integral part of these financial statements.
6

American Family Variable Account II
Notes to Financial Statements
December 31, 2017 and 2016

1.	Nature of Operations and Significant Accounting Policies
The American Family Variable Account II (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (herein referred to as the "Company") used to fund variable annuity (VA) contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
As of September 30, 2009, the Company ceased the issuance of new variable annuity contracts; however, premium payments made by contract owners existing at that date will continue to be received by the Separate Account. The Company cedes 100% of its VA business under a reinsurance agreement with Kansas City Life Insurance Company (KCL). KCL also provides administrative services related to the VA business in association with this reinsurance agreement.
Effective September 12, 2016, the Separate Account opened the Fidelity VIP Government Money Market Subaccount as a funding choice to comply with the SEC's money market reform amendments which became effective October 14, 2016. There were no VA contract owners invested in this subaccount as of and for the year ended December 31, 2016.
The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The significant accounting policies used in the preparation of these statements include:
a.	Investments
Investments are made in the various portfolios in accordance with selections made by the policy owners. Such investments are made at the reported net asset value of the respective portfolios.  All changes in fair value are recorded as changes in unrealized gain (losses) in the Statement of Operations of the applicable subaccount.
Separate Account assets are comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the mutual funds in which the Separate Account assets are invested are obtained daily from the fund managers. Each of the subaccounts of the Separate Account indirectly bears exposure to market, credit, and liquidity risks. These financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual fund.
b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the Statements of Assets and Liabilities and Policy Owners' Equity at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or

7

American Family Variable Account II
Notes to Financial Statements
December 31, 2017 and 2016

Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3	Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.
The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. The degree of judgment exercised by the Company in determining fair value is typically greatest for instruments categorized in Level 3. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy.  In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level input that is significant to the fair value measurement in its entirety.
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximize the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company's own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
Separate Account assets are categorized as Level 2 assets. The Company has no Separate Account assets categorized as Level 1 or Level 3 assets, and there have been no transfers into or out of Level 2 in 2017 and 2016.
c.	Security Transactions and Investment Income
Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on an average cost basis. Distributions received from the funds retain the tax characterizations determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.
d.	Federal Income Taxes
The operations of the Separate Account are part of the total operations of the Company which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

8

American Family Variable Account II
Notes to Financial Statements
December 31, 2017 and 2016

e.	Expenses, Deductions, and Related Party Transactions
The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to an effective annual rate of 1.00%. The charge may be adjusted after contract issue, but is guaranteed not to exceed 1.00% of net assets. Although periodic retirement payments to policy owners vary according to the investment performance of the fund, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts. The mortality risk is that the annuitant will live longer than expected. The expense risk is that actual expenses of issuing and administering the policies may exceed the estimated costs.
On a daily basis, the Company deducts an administrative charge from the assets of the Separate Account equivalent to an effective annual rate of 0.15%. This charge is designed to help compensate the Company for the cost of administering the contracts.
On the contract anniversary date, the Company deducts a $30 contract fee from the Separate Account. The maximum guaranteed contract fee is $50. The contract fee is waived when cash value accumulation exceeds $20,000. The contract fee reimburses the Company for administrative expenses relating to the issuance and maintenance of the contract.
In the event of a withdrawal or surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a contract. The Company will deduct from the account value, on a first-in-first-out (FIFO) basis, a surrender charge on premiums paid when withdrawn from the contract. The charge on each premium is based upon when the premium is received and declines from 8% in year one to 1% in years eight and nine and is 0% thereafter.

f.	Transfers between Subaccounts and Sponsor
Transfers between subaccounts and sponsor represent transfers into (out of) the various portfolios from (to) the general account. These transfers are made in accordance with selections made by the policy owners.
g.	Subsequent Events
The Separate Account has evaluated events subsequent to December 31, 2017, through April 13, 2018, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2017 that require disclosure or adjustment to the financial statements at that date or for the year then ended.
9

American Family Variable Account II
Notes to Financial Statements
December 31, 2017 and 2016

2.	Policy Owners' Equity
Purchases and transfers in and sales and transfers out of fund shares by the Separate Account for the year ended December 31, 2017 are as follows:
	December 31, 2017
	Purchases and Transfers In	Sales and Transfers Out
Fidelity VIP Contrafund Subaccount	$741,617	$986,534
Fidelity VIP Equity Income Subaccount	1,876,936	2,428,946
Fidelity VIP Growth and Income Subaccount	2,179,848	3,751,604
Fidelity VIP Government Money Market Subaccount	70,751	278
Fidelity VIP Investment Grade Bond Subaccount	5,254,089	3,820,222
Fidelity VIP Mid Cap Subaccount	818,622	1,320,480
Vanguard VIF Capital Growth Subaccount	1,698,717	3,879,372
Vanguard VIF International Subaccount	1,587,696	5,603,099
Vanguard VIF Money Market Subaccount	1,474,829	1,490,024
Vanguard VIF Small Company Growth Subaccount	646,619	960,167
Total	$16,349,724	$24,240,726

10

American Family Variable Account II
Notes to Financial Statements
December 31, 2017 and 2016

3.	Financial Highlights
	At December 31			For the Period Ended December 31
	Units	Unit Value	Net Assets	Investment Income Ratio (1)		Expense Ratio (2)		Total Return (3)

Subaccount
Fidelity VIP Contrafund Subaccount
2017	213,523.129	$31.90	$6,812,267	0.77%		1.15%		20.2%
2016	233,132.437	26.54	6,187,872	0.61%		1.15%		6.5%
2015	255,719.827	24.92	6,373,237	0.77%		1.15%		(0.8)%
2014	286,548.239	25.11	7,194,281	0.72%		1.15%		10.4%
2013	315,378.906	22.75	7,173,597	0.84%		1.15%		29.5%
Fidelity VIP Equity Income Subaccount
2017	980,819.749	$21.24	$20,837,507	1.51%		1.15%		11.3%
2016	1,033,833.293	19.08	19,722,222	2.08%		1.15%		16.4%
2015	1,172,262.134	16.39	19,218,269	2.90%		1.15%		(5.4)%
2014	1,270,865.944	17.32	22,008,597	2.60%		1.15%		7.2%
2013	1,379,017.310	16.15	22,269,227	2.26%		1.15%		26.4%
Fidelity VIP Growth and Income Subaccount
2017	1,287,297.479	$22.55	$29,026,736	1.09%		1.15%		15.3%
2016	1,396,140.464	19.56	27,307,813	1.53%		1.15%		14.5%
2015	1,558,969.532	17.08	26,634,712	1.84%		1.15%		(3.7)%
2014	1,712,266.396	17.73	30,362,865	1.51%		1.15%		9.0%
2013	1,905,209.533	16.27	31,003,818	1.61%		1.15%		31.7%
Fidelity VIP Government Money Market Subaccount
2017	6,849.914	$10.29	$70,473	0.30%	(4)	1.15%	(4)	(0.5)%	(4)
2016	—	10.34	—	—%	(5)	1.15%	(5)	(0.2)%	(5)
Fidelity VIP Investment Grade Bond Subaccount
2017	2,327,396.171	$13.64	$31,741,712	2.36%		1.15%		3.0%
2016	2,258,965.347	13.24	29,919,676	2.24%		1.15%		3.4%
2015	2,522,530.510	12.81	32,302,078	2.42%		1.15%		(1.8)%
2014	2,736,908.399	13.05	35,704,645	2.15%		1.15%		4.6%
2013	2,771,011.675	12.48	34,577,767	2.36%		1.15%		(3.0)%
Fidelity VIP Mid Cap Subaccount
2017	260,530.188	$35.05	$9,130,590	0.69%		1.15%		19.5%
2016	287,656.426	29.34	8,440,993	0.50%		1.15%		10.9%
2015	313,630.239	26.45	8,294,820	0.48%		1.15%		(2.5)%
2014	347,282.211	27.13	9,421,977	0.25%		1.15%		5.1%
2013	385,717.904	25.82	9,959,629	0.50%		1.15%		34.7%
Vanguard VIF Capital Growth Subaccount
2017	1,123,902.876	$23.40	$26,296,271	1.19%		1.15%		27.4%
2016	1,259,940.190	18.37	23,145,630	1.23%		1.15%		9.5%
2015	1,421,578.330	16.77	23,832,849	1.13%		1.15%		1.5%
2014	1,612,629.506	16.53	26,649,204	0.88%		1.15%		17.1%
2013	1,887,697.828	14.12	26,645,306	1.23%		1.15%		36.9%
Vanguard VIF International Subaccount
2017	2,045,873.123	$14.36	$29,373,454	1.11%		1.15%		41.1%
2016	2,367,781.434	10.18	24,101,528	1.45%		1.15%		0.7%
2015	2,519,709.987	10.11	25,466,782	1.87%		1.15%		(1.8)%
2014	2,616,501.386	10.30	26,958,089	1.45%		1.15%		(7.1)%
2013	2,727,341.633	11.09	30,257,063	1.43%		1.15%		21.9%
Vanguard VIF Money Market Subaccount
2017	978,484.894	$9.65	$9,440,983	1.00%		1.15%		(0.1)%
2016	978,643.643	9.66	9,456,178	0.47%		1.15%		(0.7)%
2015	1,020,796.455	9.73	9,930,353	0.15%		1.15%		(1.0)%
2014	1,100,110.278	9.83	10,806,792	0.09%		1.15%		(1.0)%
2013	1,074,210.653	9.93	10,666,984	0.09%	(6)	1.15%	(6)	(0.7)%
Vanguard VIF Small Company Growth Subaccount
2017	167,895.126	$31.37	$5,266,205	0.49%		1.15%		22.1%
2016	189,948.857	25.70	4,881,286	0.36%		1.15%		13.6%
2015	206,344.263	22.62	4,666,855	0.37%		1.15%		(3.9)%
2014	229,829.361	23.53	5,406,958	0.29%		1.15%		2.2%
2013	251,337.076	23.02	5,785,725	0.68%		1.15%		44.9%
(1)	The investment income ratio is calculated by dividing the average daily subaccount balance by dividend income earned.
(2)	The expense ratio is calculated by dividing the average daily subaccount balance by expenses assessed against the Separate Account.
(3)	Total return is calculated as the change in unit value during a given period.
(4)
The subaccount had no activity prior to August 25, 2017.  Investment income ratio reflects the period August 25, 2017 through December 31, 2017. Expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(5)
The Subaccount commenced operations during the year but had no activity, therefore the expense ratio and total return reflect a hypothetical return based on contractual expense ratios and underlying fund performance.

(6)	The Subaccount commenced operations during the year, therefore the ratio is annualized.
11

American Family Life Insurance Company
Statutory Financial Statements and
Supplemental Information
December 31, 2017, 2016 and 2015

American Family Life Insurance Company
Contents
December 31, 2017, 2016 and 2015

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company:

We have audited the accompanying statutory financial statements of American Family Life Insurance Company, which comprise the statutory balance sheets as of December 31, 2017 and 2016, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2017.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin described in Note 1.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 23, 2018

American Family Life Insurance Company
Statutory Balance Sheets
December 31, 2017 and 2016
(in thousands of dollars, except share amounts)

	2017	2016
Admitted Assets
Bonds	$4,083,594	$4,004,473
Common stocks	171,769	153,121
Mortgage loans	637,675	575,213
Policy loans	195,527	203,338
Cash, cash equivalents and short-term investments	173,137	157,429
Other invested assets	1,754	912
Total cash and invested assets	5,263,456	5,094,486
Accrued investment income	41,726	41,440
Income tax recoverable	740	1,965
Deferred tax assets	29,071	55,376
Other assets	10,085	8,443
Separate account assets	331,049	295,743
Total admitted assets	5,676,127	5,497,453
Liabilities
Aggregate reserves for life contracts and accident & health	3,777,537	3,681,333
Liability for deposit-type contracts	352,555	365,704
Policyholders' dividends payable	15,220	20,434
Asset valuation reserve	57,737	53,588
Accrued expenses	32,081	32,565
Other liabilities	50,199	46,725
Separate account liabilities	331,049	295,743
Total liabilities	4,616,378	4,496,092
Capital and Surplus
Common stock ($250 par value; 10,000 shares authorized, issued and outstanding) and additional paid-in surplus	3,514	4,073
Unassigned surplus	1,056,235	997,288
Total capital and surplus	1,059,749	1,001,361
Total liabilities, capital and surplus	$5,676,127	$5,497,453

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Operations
Years Ended December 31, 2017, 2016 and 2015
(in thousands of dollars)

	2017	2016	2015
Premiums and other income
Premiums and annuity considerations	$359,749	$458,357	$339,559
Net investment income	203,047	199,868	205,713
Reserve adjustment on accident & health policies reinsurance ceded	—	(105,763)	2,245
Commissions and expense allowances on reinsurance ceded	24,891	24,219	28,371
Other income	4,639	3,257	5,372
Total premiums and other income	592,326	579,938	581,260
Benefits and expenses
Death and annuity benefit payments	127,654	126,551	128,014
Increase in aggregate reserves for life and accident and health policies	96,204	101,821	90,681
Surrender benefits and other fund withdrawals	104,981	100,441	108,963
Interest on deposit contracts	10,796	12,487	13,059
Other policyholder benefits	10,006	10,236	5,613
Commissions	22,173	22,046	21,259
General insurance expenses	101,270	93,573	90,214
Taxes, licenses, fees and other expenses	11,228	9,934	8,878
Total benefits and expenses	484,312	477,089	466,681
Income before dividends to policyholders, income tax expense and net realized capital gains (losses)	108,014	102,849	114,579
Dividends to policyholders	14,841	20,056	19,432
Income before income tax expense and net realized capital gains (losses)	93,173	82,793	95,147
Income tax expense	26,178	28,489	23,442
Income before net realized capital gains (losses)	66,995	54,304	71,705
Net realized capital gains (losses), net of tax	2,379	(2,153)	(19,972)
Net income (loss)	$69,374	$52,151	$51,733

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Changes in Capital and Surplus
Years Ended December 31, 2017, 2016 and 2015
(in thousands of dollars)

	2017	2016	2015
Common stock and additional paid-in surplus
Beginning balance	$4,073	$3,885	$3,720
Contributed (distributed) capital	(559)	188	165
Ending balance	3,514	4,073	3,885
Unassigned surplus
Beginning balance	997,288	941,226	884,890
Net income (loss)	69,374	52,151	51,733
Change in net unrealized capital gains (losses), net of tax	19,293	10,466	(226)
Change in net deferred income tax	(65,809)	(31)	579
Change in asset valuation reserve	(4,150)	(8,273)	6,765
Change in nonadmitted assets	40,239	2,142	1,812
Gain (loss) on reinsurance contracts, net of tax	—	(393)	(4,327)
Ending balance	1,056,235	997,288	941,226
Total capital and surplus	$1,059,749	$1,001,361	$945,111

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Statutory Statements of Cash Flows
Years Ended December 31, 2017, 2016 and 2015
(in thousands of dollars)

	2017	2016	2015
Cash from Operations
Premiums collected net of reinsurance	$346,535	$340,299	$339,531
Net investment income	209,629	208,920	213,071
Miscellaneous income	24,957	24,391	28,491
Benefit and loss related payments	(243,091)	(236,178)	(249,790)
Commissions, expenses paid and aggregate write-ins for deductions	(135,152)	(126,240)	(129,602)
Dividends paid to policyholders	(6,966)	(6,071)	(20,867)
Federal and foreign income taxes (paid) recovered	(30,537)	(22,551)	(35,305)
Net cash provided by (used in) operations	165,375	182,570	145,529
Cash from Investments
Proceeds from investments sold, matured, or repaid
Bonds	1,119,143	858,427	834,574
Stocks	46,961	49,046	39,373
Mortgage loans	86,185	136,190	112,718
Other invested assets	—	29	—
Miscellaneous proceeds	2,894	—	181
Total investment proceeds	1,255,183	1,043,692	986,846
Cost of investments acquired (long-term only)
Bonds	1,201,522	930,249	905,960
Stocks	36,574	36,614	40,869
Mortgage loans	148,692	184,270	156,541
Other Invested Assets	—	204	165
Miscellaneous applications	—	716	—
Total investments acquired	1,386,788	1,152,053	1,103,535
Net (increase) decrease in policy loans and premium loans	8,479	7,749	5,512
Net cash provided by (used in) investments	(123,126)	(100,612)	(111,177)
Cash from Financing and Miscellaneous Sources
Paid in surplus	—	188	165
Deposits to investment-type and universal life contracts	18,106	20,788	36,038
Withdrawals from investment-type and universal life contracts	(41,910)	(42,282)	(42,569)
Other cash provided (applied)	(2,737)	43	(2,881)
Net cash provided by (used in) financing and miscellaneous sources	(26,541)	(21,263)	(9,247)
Reconciliation of Cash, Cash Equivalents and Short-Term Investments
Net change in cash, cash equivalents and short-term investments	15,708	60,695	25,105
Cash, cash equivalents and short-term investments
Beginning of year	157,429	96,734	71,629
End of year	$173,137	$157,429	$96,734

The accompanying notes are an integral part of these statutory financial statements.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

1.	Nature of Operations and Significant Statutory Accounting Policies
American Family Life Insurance Company (herein referred to as AFLIC or the Company) is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company, S.I. (AFMICSI). The Company operates in the life insurance industry, principally selling and servicing term life, whole life, and universal life products to provide financial protection for qualified individuals, families and business enterprises. It sells these products predominantly through a multi-line, exclusive agency force in nineteen states.
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by various domiciliary state insurance departments. Prescribed statutory accounting practices (STAT) include the National Association of Insurance Commissioners' (NAIC) "Accounting Practices and Procedures Manual", as well as state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. In addition, the respective domiciliary state insurance departments have a right to permit other specific practices that may deviate from prescribed practices. No permitted differences in STAT between applicable state insurance departments and the NAIC are used in the preparation of these statutory financial statements.
The preparation of financial statements in conformity with STAT requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
The accompanying statutory financial statements vary materially from financial statements prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), primarily because on a STAT basis: (a) bonds are generally carried at amortized cost rather than being valued at fair value; (b) policy acquisition costs, such as commissions and other costs directly related to acquiring business, are charged to operations as incurred and are not deferred; (c) aggregate reserves are based upon statutory mortality and interest requirements without consideration of withdrawals, which may differ from reserves based on reasonably conservative estimates of mortality, interest and withdrawals; (d) investment and universal life-type insurance contracts are recorded as revenues and expenses, rather than reported as increases or decreases in a liability account; (e) a dividend liability is established for all dividends to be paid in the following year, rather than establishing a liability for dividends earned; (f) deferred tax assets (DTAs) to provide for temporary differences between the tax and financial reporting bases of assets and liabilities are generally limited to those temporary differences which reverse in the following three years and offset deferred tax liabilities (DTLs); (g) the Asset Valuation Reserve (AVR) is reported as a liability with changes charged or credited directly to unassigned surplus; (h) the Interest Maintenance Reserve (IMR) defers recognition of realized interest-related gains and losses of investment securities and amortizes them into income over the securities' remaining lives; (i) money market funds are reported as short-term investments rather than cash equivalents for 2016 only; and, (j) certain assets are considered non-admitted and therefore excluded from surplus; see Note 1(l) below for a description of these items.
The effect of the foregoing differences in the accompanying statutory financial statements is material.
The significant accounting policies used in the preparation of these statutory financial statements include:

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

a.	Cash and Invested Assets
Cash and cash equivalents represent cash and securities that have maturities of three months or less at purchase, and are carried at amortized cost, which approximates fair value. Short-term investments represent securities that have maturities of one year or less at purchase. Consistent with NAIC guidance, money market mutual funds were classified as cash equivalents as of and for the year ended December 31, 2017 and as short-term investments as of and for the year ended December 31, 2016.
Investments in bonds rated "1" (highest quality), "2" (high quality),"3" (medium quality), "4" (low quality), "5" (lower quality) by the Securities Valuation Office (SVO) of the NAIC are reported in the statutory financial statements at amortized cost. Bonds rated "6" (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Valuations for loan-backed securities include anticipated prepayments at the date of purchase and are adjusted for updated prepayment information using the retrospective method.
Investments in commercial mortgage-backed securities (CMBS) and non-agency residential mortgage-backed securities (RMBS) utilize a two-step process to obtain a valuation and rating in accordance with SSAP 43R, Loan-Backed and Structured Securities. The first step derives a rating for valuation by comparing the current amortized cost to the modeled range of values assigned to the six NAIC designations for each security. This determines whether the securities are stated at the lower of amortized cost or fair value per the above rules. The second step utilizes the same modeled range of values to derive a rating for reporting using the current carrying value as determined in the first step.
Ratings and valuations for investments in asset-backed (ABS) and other structured securities (other than equipment trust certificates and credit tenant leases) that are otherwise rated by a credit rating provider (CRP) are calculated using a two-step process. The first step derives a rating for valuation based on the CRP rating and the NAIC model valuation table. The second step utilizes the model valuation table to derive a rating for reporting using the current carrying value as determined in the first step. Securities whose initial rating is NAIC 1 or NAIC 6 in step one are not further modified by step two.
Common stocks are generally reported in the statutory financial statements at fair value, which is based primarily on values published by independent pricing sources and quoted market prices.
Mortgage loans are generally carried at their aggregate unpaid principal balances, net of a valuation allowance for estimated uncollectible amounts. Policy loans represent amounts borrowed from the Company by life insurance policyholders, secured by the cash value of the related policies, and are reported at unpaid principal balance to the extent of the cash value of the policy. Policy loans have no stated maturity dates and are an integral part of the related insurance contract.  The interest rate for policy loans on current issues was 8% in 2017, 2016 and 2015.
Investment income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on a specific identification basis and are recorded directly in the accompanying statutory statements of operations.  Unrealized gains and losses resulting from changes in the fair value of common stocks and those bonds rated NAIC 6 are credited or charged to change in net unrealized capital gains (losses), a component of the Company's unassigned surplus, net of deferred taxes. If there is a decline in an investment's net realizable value that is other-than-temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to either its present value of expected future cash flows or its fair value depending on security type.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

b.	Fair Value Measurements
Financial assets and financial liabilities recorded on the statutory balance sheets at fair value are categorized based on the reliability of inputs to the valuation techniques as follows:
Level 1	Financial assets and financial liabilities whose values are based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company can access.
Level 2
Financial assets and financial liabilities whose values are based on the following:
Quoted prices for similar assets or liabilities in active markets;
Quoted prices for identical or similar assets or liabilities in non-active markets; or
Valuation models whose inputs are observable, directly or indirectly, for substantially the full term of the asset or liability.

Level 3
Financial assets and financial liabilities whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs may reflect the Company's estimates of the assumptions that market participants would use in valuing the financial assets and financial liabilities.

The availability of observable inputs varies by instrument. In situations where fair value is based on internally developed pricing models or inputs that are unobservable in the market, the determination of fair value requires more judgment. In many instances, inputs used to measure fair value fall into different levels of the fair value hierarchy. In those instances, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement is categorized is determined based on the lowest level of input that is significant to the fair value measurement in its entirety.
c.	Interest Maintenance and Asset Valuation Reserves
The interest maintenance reserve (IMR) and asset valuation reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short- and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold; the amortization is reflected in the Company's statutory statements of operations.
The AVR is a reserve designed to protect surplus against potential declines in value in the Company's invested assets that are not related to interest rate changes. Changes in the AVR are charged or credited directly to unassigned surplus.
d.	Death and Annuity Benefit Payments
Benefit payments to policyholders and beneficiaries include death, surrender, and disability benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type contracts and excluded from benefits in the Company's statutory statements of operations. Benefit payments are reported net of ceded reinsurance recoveries.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

e.	Aggregate Reserves for Life and Deposit-Type Contracts
Aggregate reserves for life contracts are based on statutory methods, mortality and morbidity tables and interest requirements, and make no provision for withdrawals. These reserves conform to the valuation laws of the State of Wisconsin. Aggregate reserves for life contracts were determined using the following valuation standards as of December 31:
		% of Total Life Reserves
Mortality Table	Reserve Method	2017	2016

1958 CSO, 2-1/2%	Net level	2.2%	2.2%
1958 CSO, 2-1/2%	Modified net level	4.5	4.8
1958 CSO, 4-1/2%	Net level	19.4	20.2
1980 CSO, 4%	Modified net level	5.9	6.1
1980 CSO, 4%	CRVM	2.4	2.5
1980 CSO, 4-1/2%	Net level	9.4	9.6
1980 CSO, 4-1/2%	CRVM	24.8	25.7
1980 CSO, 5%	Net level	6.9	7.1
2001 CSO, 4%	CRVM	17.0	16.1
2001 CSO, 3.5%	CRVM	4.8	—
Other bases		2.7	5.7

		100.0%	100.0%

As of December 31, 2017, the Company had 71,919 policies and $8,685,128 of insurance in force for which the gross premiums are less than the net premium according to the standard valuation set by the State of Wisconsin. Reserves (net of reinsurance) for the excess of net premiums over gross premiums on these policies were $29,546 and $25,693 at December 31, 2017 and 2016, respectively.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The following lists annuity actuarial reserves, deposit-type contract funds and other liabilities without life contingencies by withdrawal characteristics as of December 31:
2017
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total

Subject to discretionary withdrawal

At book value less surrender charge of 5% or more	$18,190	$—	$—	$18,190	2.2%
At fair value	—	—	166,825	166,825	19.8
Total with adjustment or at fair value	18,190	—	166,825	185,015	22.0
At book value without adjustment (minimal or no
charge or adjustment)	552,688	—	—	552,688	65.6
Not subject to discretionary withdrawal	104,772	—	—	104,772	12.4
Total (gross)	675,650	—	166,825	842,475	100.0%
Reinsurance ceded	14,324	—	—	14,324
Total (net)	$661,326	$—	$166,825	$828,151

2016
	General Account	Separate Account with Guarantees	Separate Account Non-guaranteed	Total	% of Total

Subject to discretionary withdrawal
At book value less surrender charge of 5% or more	$14,628	$—	$—	$14,628	1.7%
At fair value	—	—	151,833	151,833	18.1
Total with adjustment or at fair value	14,628	—	151,833	166,461	19.8
At book value without adjustment (minimal or no
charge or adjustment)	557,811	—	—	557,811	66.4
Not subject to discretionary withdrawal	115,424	—	—	115,424	13.8
Total (gross)	687,863	—	151,833	839,696	100.0%
Reinsurance ceded	13,717	—	—	13,717
Total (net)	$674,146	$—	$151,833	$825,979

f.	Policyholders' Dividends Payable
Approximately 98.5% of the Company's life contracts are considered participating policies. The Company accounts for policyholder dividends based upon dividend scales approved by AFLIC's Board of Directors. The amount of dividends to be paid is determined annually. Participating policyholders generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyholders to purchase additional insurance benefits are reported as premiums in the statutory statements of comprehensive income. The Company's annual declaration includes a guarantee of a minimum aggregate amount of dividends to be paid to policyholders as a group in the subsequent year. The portion of the Company's earnings allocated as dividends is included in policyholders' dividends payable.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

g.	Separate Accounts Expense Allowance
The separate account expense allowance represents the difference between the account value and the statutory reserve, and corresponds to the value of the surrender charges contained in the contract terms of the account. The expense allowance decreases over time as the surrender charge rates decline. The Company cedes all of its variable universal life (VUL) and variable annuity (VA) business under a 100% reinsurance agreement with Kansas City Life Insurance Company (KCL) and thus carries no net expense allowance for the years ended December 31, 2017 and 2016 (see Note 1(j)).
h.	Intercompany Expense Allocation
The Company shares certain administrative, occupancy, marketing and tax expenses with AFMICSI and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Expenses allocated to the Company amounted to approximately $128,427, $131,027 and $121,768 for 2017, 2016 and 2015, respectively.
i.	Life Premiums, Annuity Considerations and Expense Recognition
Life insurance premiums and annuity considerations are generally recognized as income when received. Advance premiums represent amounts received prior to policy effective dates and are recognized as income on the policy's anniversary date. Deposits on deposit-type contracts are recorded as a liability when received. Expenses are charged to operations as incurred.
The Company annually evaluates whether a premium deficiency exists relating to long-duration contracts. Anticipated investment income is considered as part of this evaluation. A premium deficiency reserve of $0 and $3,000 was recorded as of December 31, 2017 and December 31, 2016, respectively, as part of the annual actuarial review of the long-term care business (see Note 1(j) for further information on the long-term care business recapture).

j.	Reinsurance
In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished primarily through cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance recoverable is recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. Aggregate reserves are reported net of reinsurance ceded of $375,827 and $352,273 at December 31, 2017 and 2016, respectively, while reinsurance premiums ceded were $87,200, $84,745 (exclusive of the $105,320 recaptured as described below) and $89,145 in 2017, 2016 and 2015, respectively. Reinsurance commissions and expense allowances were $24,891, $23,947 and $28,371 in 2017, 2016 and 2015, respectively. Life insurance benefits on ceded claims were $31,458, $34,294 and $42,663 in 2017, 2016 and 2015, respectively. For 2017, approximately 25% and 23% of ceded reinsurance was ceded to SCOR Global Life and Security Life of Denver, respectively.
Effective July 1, 2010, the Company assumed 100% of the long-term care business from AFMICSI and ceded 100% of this business to Ability Insurance Company (Ability) pursuant to a modified coinsurance agreement. In 2016, the Company recaptured the business from Ability and recorded premiums and an increase in reserves of $105,320 as a result. The recapture was treated as a noncash transaction as it relates to the statutory statement of cash flows for the year ended December 31, 2016. As of January 1, 2016, the underwriting results of the long-term care business are retained by the Company.
The Company cedes 100% of its VUL and VA business, which the Company no longer sells, under a 100% reinsurance agreement with KCL. Pursuant to this agreement, AFLIC transferred all of the net policy liabilities on the reinsured policies with the exception of the separate account liabilities

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

which are retained by AFLIC under the modified coinsurance agreement relating to the separate accounts (see Note 8).
These ceded reinsurance transactions do not relieve the Company of its primary obligation to the policyholder.

k.	Income Taxes
The Company files a consolidated federal income tax return with AFMICSI and affiliated companies.
The consolidated federal income tax is allocated to each member company in the following manner: Companies having tax profits on a separate return basis will incur federal tax expense based on separate return taxable incomes. Companies with tax losses on a separate return basis will be compensated (at the current federal tax rate) for the reduction in the consolidated tax liability resulting from losses. Such compensation shall come directly from profitable companies that utilize those tax losses to reduce taxable incomes. A loss company may have to repay this current year compensation back to the profitable company if the profitable company later incurs losses that, on a separate return basis, may be carried back to offset its current year income. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual Companies producing such credits. Special additional taxes are similarly allocated to each member company.
The reporting of federal and foreign income taxes under STAT is similar to the reporting requirements under GAAP except for the following differences. Under STAT, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Under GAAP, there is a requirement to reduce the amount of DTAs by a valuation allowance if it is more likely than not that some portion of the DTA will not be realized. STAT requires that the gross DTAs be subject to an admissibility test which also includes the more likely than not valuation allowance. Under STAT, any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred taxes (deferred tax provision) as a component of the total tax provision (sum of federal current and deferred) rather than as a direct adjustment to unassigned surplus. The gross change in the DTA/DTL related to unrealized capital gains and losses is charged directly to surplus by netting against the unrealized capital gains and losses. The effect on deferred taxes of a change in tax rates is recognized as a component of the change in unassigned surplus in the period enacted for STAT purposes and is recognized in income as a component of income tax expense from continuing operations in the period of enactment for GAAP. Under STAT, state current income taxes are included as an underwriting expense while under GAAP they are part of income tax expense.
l.	Nonadmitted Assets
Certain assets designated as "nonadmitted assets", primarily consisting of DTAs, advanced commissions, and policy loans, have been excluded from the statutory balance sheets through a direct charge against unassigned surplus. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the statutory statement of changes in capital and surplus.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

m.	Separate Accounts
Separate account assets include segregated funds invested by the Company as designated by VUL and VA policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

n.	Statements of Cash Flows
Non-cash investing activities for the years ended December 31 are summarized as follows:
Description	2017	2016	2015

Proceeds from bonds sold (e.g., tax free exchanges)	$41,713	$126,739	$70,509
Proceeds from stocks sold (e.g., tax free exchanges)	1,687	2,128	7,334
Cost of bonds acquired (e.g., tax free exchanges)	44,708	126,739	70,509
Cost of stocks acquired (e.g., tax free exchanges)	4,682	2,128	7,334
Recapture of long-term care block of business	—	105,320	—
Increase in benefits paid from recapture of long-term care block of business	—	105,320	—
Non-cash related premiums	13,089	13,368	—
Non-cash related benefits and loss payments	10,656	12,290	—
Non-cash related dividends	13,089	13,368	—
Non-cash related investment type deposits	10,656	12,290	—
Non-cash related to proceeds from other invested assets sold	600	—	—
Non-cash related to capital and paid in surplus	41	—	—
Non-cash related to cost of other invested assets acquired	559	—	—

See Note 1(j) with regards to additional non-cash transactions in relation to the recapture of the long-term care line of business.

o.	Reclassifications
Certain reclassifications and revisions have been made to prior year amounts in the accompanying notes to the statutory financial statements to conform to current year presentation and allow for consistent financial reporting (See Note 2).

p.	Subsequent Events
The Company has evaluated events subsequent to December 31, 2017, through February 23, 2018, the date these statutory financial statements were available to be issued. Based on this evaluation, no Type I or Type II events have occurred subsequent to December 31, 2017, that require disclosure or adjustment to the statutory financial statements at that date or for the year then ended.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

2.	Financial Instruments

a.	Fair Value of Financial Instruments
The fair value guidance establishes a hierarchy for inputs used in determining fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that observable inputs be used when available.
Fair value is a market-based measure considered from the perspective of a market participant who owns an asset or owes a liability. Accordingly, when market observable data is not readily available, the Company's own assumptions are set to reflect those that market participants would be presumed to use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including during periods of market disruption. In periods of market disruption, the ability to observe prices and inputs may be reduced for many instruments. This condition could cause an instrument to be reclassified from one level of the hierarchy to another.
When available, the Company uses the market approach to estimate the fair value of its financial instruments, which is based on quoted prices that are readily and regularly available in active markets. Generally, these are the most liquid of the Company's holdings and valuation of these securities does not involve management judgment. Matrix pricing and other similar techniques are other examples of the market approach. Matrix pricing values a particular security by utilizing the prices of securities with similar ratings, maturities, industry classifications, and/or coupons and interpolating among known values of these similar instruments to derive a price.
When quoted prices in active markets are not available, the Company uses the income approach, or a combination of the market and income approaches, to estimate the fair value of its financial instruments. The income approach involves using discounted cash flow and other standard valuation methodologies. The inputs in applying these market standard valuation methodologies include, but are not limited to, interest rates, benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, estimated future cash flows, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data.
The following valuation techniques and inputs were used to estimate the fair value of each class of significant financial instruments:
Level 1 Measurements
Bonds: Comprised of U.S. Treasuries, valued based on unadjusted quoted prices for identical assets in active markets.
Common Stocks: Comprised of actively traded, exchange listed U.S. and international equity securities. Valuation is based on unadjusted quoted prices for identical assets in active markets that the Company can access.
Cash Equivalents: In 2017, comprised of actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.
Short-term Investments: In 2016, comprised of actively traded money market funds that have daily quoted net asset values for identical assets that the Company can access.
Level 2 Measurements
Bonds: The majority of the Company's Level 2 fixed income securities are priced by leading, nationally recognized providers of market data and analytics. These securities are principally valued using the market and income approaches. When available, recent trades of identical or

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

similar assets are used to price these securities; however, because many fixed income securities do not actively trade on a daily basis, pricing models are often used to determine security prices.  The pricing models discount future cash flows at estimated market interest rates. These rates are derived by calculating the appropriate spreads over comparable U.S. Treasury securities based on credit quality, industry, and structure of the asset. Observable inputs used by the models include benchmark yields, bid/ask spreads, dealer quotes, liquidity, term to maturity, credit risk and default projections, collateral performance, deal and tranche attributes, and general market data. Inputs may vary depending on the type of security.
A small segment of Level 2 securities are priced internally using matrix pricing or through third-party vendors that specialize in difficult-to-price securities.
Industrial and Miscellaneous Unaffiliated: Valued based on inputs including quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.
Common Stocks: Comprised of the non-actively traded investment in Federal Home Loan Bank-Chicago (FHLBC) stock as discussed in Note 9. While not actively traded, the valuation for the FHLBC investment is perpetually quoted at $100 by the FHLBC.
Short-term Investments: Comprised of corporate bonds valued based on quoted prices for identical or similar assets in markets that are not active, benchmark yield curves, bid/ask spreads, and credit quality.
Mortgage Loans: The fair value of mortgage loans is based upon discounted future cash flows using the current rate at which similar loans with comparable maturities would be made to borrowers with similar credit ratings.
Policy Loans: Consist of policy loans carried at their outstanding principal balance, which approximates fair value.
Separate Account Assets: Comprised of mutual funds traded in non-active markets that have daily quoted net asset values for identical assets that the Company can access. Net asset values for the actively traded mutual funds in which the separate account assets are invested are obtained daily from the fund managers.
Level 3 Measurements
Bonds: Comprised of Industrial and Miscellaneous Unaffiliated, ABS and RMBS securities valued using trader marked bid side dollar prices and spreads to updated swaps curves from a third party pricing vendor. Certain securities are valued using the mid-point of actual bid and ask market quotes from global and regional banks or from non-binding external sources where unobservable inputs are not readily available.
Other Invested Assets: Comprised of a limited partnership interest in an affiliated company valued using the Company's share of the affiliate's GAAP equity, which approximate fair value.  Investment trade receivables of $1,754 and $411 as of December 31, 2017 and 2016, respectively, are included in other invested assets on the statutory balance sheets, but are not considered fair value assets and are therefore excluded from fair value footnote reporting in Note 2(a).
The Company held no Level 3 securities that were carried at fair value as of December 31, 2017 and 2016.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The following summarizes the fair value of the Company's financial assets carried at fair value as of December 31.
2017
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2017

Financial assets
Bonds
Industrial and miscellaneous unaffiliated	$—	$—	$—	$—
Common stocks	170,854	915	—	171,769
Cash equivalents	157,442	—	—	157,442
Short-term investments	—	—	—	—
Separate account assets	—	331,049	—	331,049
Total recurring basis assets	$328,296	$331,964	$—	$660,260
2016
	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2016

Financial assets
Bonds
Industrial and miscellaneous unaffiliated	$—	$544	$—	$544
Common stocks	152,075	1,046	—	153,121
Cash equivalents	—	—	—	—
Short-term investments	116,821	—	—	116,821
Separate account assets	—	295,743	—	295,743
Total recurring basis assets	$268,896	$297,333	$—	$566,229

The following summarizes the fair value of the Company's financial assets as of December 31, 2017 and 2016.
2017
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Bonds	$4,248,936	$4,083,594	$59,505	$4,185,440	$3,991
Common stocks	171,769	171,769	170,854	915	—
Cash Equivalents	157,442	157,442	157,442	—	—
Short-term investments	—	—	—	—	—
Mortgage loans	650,569	637,675	—	650,569	—
Policy loans	196,759	195,527	—	196,759	—
Separate account assets	331,049	331,049	—	331,049	—
Other invested assets	—	—	—	—	—
Total financial assets	$5,756,524	$5,577,056	$387,801	$5,364,732	$3,991

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

2016
	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3
Bonds	$4,121,395	$4,004,473	$1,966	$4,114,927	$4,502
Common stocks	153,121	153,121	152,075	1,046	—
Cash equivalents	—	—	—	—	—
Short-term investments	123,106	123,070	116,821	6,285	—
Mortgage loans	620,420	575,213	—	620,420	—
Policy loans	205,237	203,338	—	205,237	—
Separate account assets	295,743	295,743	—	295,743	—
Other invested assets	500	500	—	—	500
Total financial assets	$5,519,522	$5,355,458	$270,862	$5,243,658	$5,002

As part of its pricing procedures, the Company obtains quotes from leading providers of pricing data, and the Company's internal pricing policy is to use consistent sources for individual securities based on security type in order to maintain the integrity of its valuation process. These primary quotes are validated on a quarterly basis via comparison to a secondary pricing source, which may include quotes received from a different third party pricing data provider or recent trade activity obtained from reputable online trading sites. In addition, investment managers may be consulted to corroborate prices received from outside sources based on their knowledge of market trends and activity. As necessary, the Company utilizes pricing services that specialize in difficult-to-value securities to price esoteric or illiquid securities. Material discrepancies between the primary and secondary sources are investigated, reconciled and updated as warranted. This may involve challenging a price from the primary source if the Company determines the price provided does not meet expectations based on observed market, sector, or security trends and activity.
On an annual basis, the Company reviews quality control measures and data assumptions from its pricing sources to determine if any significant changes have occurred that may indicate issues or concerns regarding their evaluation or market coverage. In addition, an annual analysis is performed on a sample of securities to further validate the inputs, assumptions, and methodologies used by the primary source to price those securities.
During the course of the valuation process, if it is determined the material inputs used to price a security are unobservable, the Company will transfer that security to Level 3.
All transfers into or out of a particular level are recognized as of the beginning of the reporting period. There were no transfers into or out of Levels 1, 2, or 3 during 2017 or 2016.
Deferred Annuities and Structured Settlements
Fair values for deferred annuities are based on the cash surrender value of the policies. Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

Fair Value
The fair values of the Company's significant financial instruments that are carried on the statutory balance sheets at a value other than fair value or are not disclosed on the face of the statutory balance sheets or elsewhere in the notes at December 31 are as follows:
	2017		2016
	Carrying Amount	Fair Value	Carrying Amount	Fair Value

Financial liabilities
Deferred annuities	$269,259	$268,335	$266,920	$266,493
Structured settlements	50,585	59,864	52,593	65,273

b.	Common Stocks
The aggregate cost of common stocks at December 31, 2017 and 2016 was $124,378 and $125,006, respectively. Net unrealized appreciation of common stocks stated at fair value includes gross unrealized gains of $49,058 and $29,565 and gross unrealized losses of $1,667 and $1,450 at December 31, 2017 and 2016, respectively.
The fair value and unrealized losses, categorized by stocks in loss positions for less than 12 months and stocks in loss positions for more than 12 months, at December 31 are as follows:
	2017
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common Stocks	30	$11,495	$(993)	11	$4,543	$(674)	$16,038	$(1,667)
	30	$11,495	$(993)	11	$4,543	$(674)	$16,038	$(1,667)
	2016
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
Common Stocks	25	$8,647	$(519)	26	$6,932	$(931)	$15,579	$(1,450)
	25	$8,647	$(519)	26	$6,932	$(931)	$15,579	$(1,450)

The Company believes that declines in fair value related to these stocks are temporary. In determining whether these declines in fair value are temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.
During 2017, 2016 and 2015, the Company recorded other-than-temporary impairments (OTTI) in its stock portfolio, resulting in a total realized loss of $357, $996 and $1,763, respectively.
Proceeds from sales of stocks during 2017, 2016 and 2015 were $46,961, $48,382 and $38,535, respectively. These amounts exclude spin-offs, tax-free exchanges, taxable exchanges and returns of capital. Gross gains of $8,663, $4,754 and $3,065 and gross losses of $1,542, $3,276

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

and $3,261 were realized on those sales during 2017, 2016 and 2015, respectively. The basis of the securities sold was determined using specific identification.
The Company's common stock portfolios are primarily invested in large-, mid-, and small-cap stocks which are managed to their respective indices. Further separation of equity securities by geography or industry concentration is not deemed relevant.

c.	Bonds
The carrying value and fair value of long-term bonds at December 31 are as follows:
	2017
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Description of Securities:
U.S. governments	$67,500	$561	$(136)	$67,925
States, territories and possessions	24,123	5,606	—	29,729
Political subdivisions of states, territories and
possessions	32,826	7,307	—	40,133
Special revenue & special assessment	428,304	15,779	(2,550)	441,533
Industrial and miscellaneous unaffiliated	3,530,841	150,172	(11,397)	3,669,616
Total	$4,083,594	$179,425	$(14,083)	$4,248,936
	2016
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Description of Securities:
U.S. governments	$15,616	$740	$(36)	$16,320
States, territories and possessions	18,578	4,563	—	23,141
Political subdivisions of states, territories and
possessions	35,467	5,859	(18)	41,308
Special revenue & special assessment	489,069	20,098	(2,329)	506,838
Industrial and miscellaneous unaffiliated	3,445,743	113,044	(24,999)	3,533,788
Total	$4,004,473	$144,304	$(27,382)	$4,121,395

The fair value and unrealized losses, categorized by bonds in loss positions for less than 12 months and bonds in loss positions for greater than 12 months, at December 31 are as follows:
	2017
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
U.S. governments	9	$9,494	$(73)	4	$3,451	$(63)	$12,945	$(136)
States, territories and possessions	—	—	—	—	—	—	—	—
Political subdivisions of states, territories
and possessions	—	—	—	—	—	—	—	—
Special revenue & special assessment	35	90,984	(640)	56	112,399	(1,910)	203,383	(2,550)
Industrial and miscellaneous unaffiliated	366	533,783	(3,864)	115	261,637	(7,533)	795,420	(11,397)
	410	$634,261	$(4,577)	175	$377,487	$(9,506)	$1,011,748	$(14,083)

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

	2016
	Less than 12 Months			12 Months or More			Total
	Number of Issues	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses

Description of Securities:
U.S. governments	4	$4,136	$(36)	—	$—	$—	$4,136	$(36)
States, territories and possessions	—	—	—	—	—	—	—	—
Political subdivisions of states, territories
and possessions	1	2,183	(18)	—	—	—	2,183	(18)
Special revenue & special assessment	62	196,568	(2,271)	3	1,685	(58)	198,253	(2,329)
Industrial and miscellaneous unaffiliated	366	926,437	(20,049)	59	127,103	(4,950)	1,053,540	(24,999)
	433	$1,129,324	$(22,374)	62	$128,788	$(5,008)	$1,258,112	$(27,382)

If the Company has the intent to sell or will more likely-than-not be required to sell a structured fixed income security prior to full recovery, the Company writes down the security to its current fair value with the entire write-down recorded as a realized investment loss in the statutory statements of operations. If the Company does not have the intent to sell but the security is in an unrealized loss position, the Company determines if any of the decline in value is due to a credit-related loss (the present value of the expected future cash flows (PVCF) is less than amortized cost). Other-than-temporary, credit-related impairments are recorded as a realized investment loss in the statutory statements of operations when the PVCF is less than the amortized cost.
The Company recognized no OTTI in realized investment losses due to the intent to sell structured securities in 2017, 2016 and 2015. There were no credit-related impairments recorded on structured securities in 2017, 2016 and 2015, and the Company did not hold any structured securities with a previously recognized other-than-temporary, credit-related impairment.
In determining whether losses on non-structured securities are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery and the intent and ability of the Company to hold the investment until the market price recovers or the investment matures to assist in determining if a potential credit loss exists. Additionally, the Company may rely on the details of settlements reached in bankruptcy proceedings or other restructurings to determine ultimate collectability of these investments.
Credit-related OTTI recorded on non-structured bonds were $2,483, $6,285 and $16,639 in 2017, 2016 and 2015, respectively. The Company recognized $0, $0 and $4,945 of OTTI due to the intent to sell non-structured securities in 2017, 2016 and 2015, respectively.
During 2017, 2016 and 2015, for its bond portfolio, the Company recorded total OTTI in realized capital losses in the statutory statements of operations of $2,483, $6,285 and $21,584, respectively. These amounts include both credit-related impairments as well as impairments taken due to the intent to sell securities. The Company believes that all other declines in fair value related to bonds are temporary.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The carrying value and fair value of bonds, including short-term and cash equivalent bonds, at December 31, 2017, are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed in a separate category as follows:
	December 31, 2017
	Carrying Value	Fair Value

Due in one year or less	$128,234	$129,856
Due after one year through five years	847,891	868,676
Due after five years through ten years	1,216,232	1,241,816
Due after ten years	907,847	1,016,902

Subtotal	3,100,204	3,257,250

Asset-backed securities	243,693	244,759
Mortgage-backed securities	739,697	746,927
Total	$4,083,594	$4,248,936

Proceeds from sales of long-term bonds during 2017, 2016 and 2015 were $745,119, $423,086 and $335,440, respectively. Gross gains of $11,667, $8,899 and $6,571 and gross losses of $6,856, $8,022 and $6,955 were realized on those sales for 2017, 2016 and 2015, respectively, before transfer to the IMR account. The basis of the securities sold was determined using specific identification.
At December 31, 2017 and 2016, investments with an amortized cost of $4,237 and $4,392, respectively, were on deposit with various regulatory authorities to comply with insurance laws.
The Company invests in structured notes, which are characterized by non-fixed coupon payments, with the exception of securities tied to a non-leveraged typical interest rate index (such as LIBOR and T-Bill rates). Loan-backed securities are excluded from this category. The following table details the securities that the Company has determined meet this definition at December 31, 2017.  None of these positions are classified as mortgage-referenced securities.
	December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value
03938LAP9	$145	$147	$145
03938LAS3	280	304	280
06051GGG8	1,250	1,409	1,250
06051GGR4	1,400	1,423	1,400
06051GGT0	499	499	499
12508EAD3	350	363	350
12768XAA2	256	256	255
16725*AE0	2,482	2,482	2,482
172967LM1	753	746	752
29271LAD6	409	346	404
38141GWJ9	5,000	4,967	5,000
38141GWL4	503	507	502
38141GWM2	3,850	3,823	3,850
38141GWQ3	1,500	1,494	1,500

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

	December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book/Adjusted Carrying Value
38148YAA6	5,947	6,109	5,947
42824CAG4	1,034	1,021	1,027
42824CAU3	740	743	740
46647PAF3	2,509	2,543	2,509
46647PAH9	5,000	5,039	5,000
46647PAJ5	500	514	500
55608JAH1	1,500	1,490	1,500
55608JAK4	13,500	13,418	13,500
60855RAG5	300	313	300
61744YAK4	5,000	5,046	5,000
61744YAL2	502	518	502
626717AF9	147	176	153
626717AG7	178	181	178
69033CAB5	994	1,017	996
780097BE0	2,650	2,656	2,650
808194AB0	255	265	255
85208NAA8	1,514	1,524	1,514
90352JAE3	500	494	500
911308AB0	1,011	1,274	971
912828PP9	542	639	617
969457BM1	330	330	330
98417EAT7	6,962	7,314	6,971
Y1R396FU2	1,224	1,210	1,222
Y7T47WHN4	1,224	1,214	1,223
Y9T10PN84	717	708	707

Total	$73,457	$74,522	$73,481

The Company also invests in bonds with callable features, which grant the issuer the right to redeem the security in part or in whole at specified dates throughout the life of the contract. There were 56 bonds redeemed as a result of such a callable feature during the year ended December 31, 2017, with $5,509 recorded as investment income as a result of prepayment penalties and/or acceleration fees.

d.	Net Investment Income
Net investment income for the years ended December 31 is summarized as follows:
	2017	2016	2015

Bonds	$166,247	$163,514	$166,983
Common stocks	3,229	3,419	3,168
Mortgage loans	29,837	28,580	28,088
Policy loans	14,605	15,183	15,519
Other	899	220	40

Total investment income	214,817	210,916	213,798
Investment expenses	(11,770)	(11,048)	(8,085)

Net investment income	$203,047	$199,868	$205,713

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

e.	Mortgage Loans
The minimum and maximum lending rates for commercial mortgage loans issued during 2017 and 2016 ranged from 3.78% to 5.14% and 3.21% to 5.11%, respectively. During 2017 and 2016, the Company did not reduce interest rates on outstanding mortgage loans.
Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages did not exceed 69%.
Significant concentrations of mortgage loans amounting to $311,828 exist for properties located in the South region at December 31, 2017, and $129,110 for properties located in the Midwest region at December 31, 2016. In addition, significant concentrations of mortgage loans by state include the following as of December 31:
	2017	2016

Texas	$106,769	$121,889
California	67,614	58,953

The Company considers any loan that is one or more days delinquent to be past due. At December 31, 2017 and 2016, the Company had no past due commercial mortgage loans, and there were no recorded investments in impaired loans during 2017 and 2016. As of December 31, 2017 and 2016, all loans in the portfolio were in good standing, and no loans had been modified or restructured.
A loan is considered to be in good standing if all payments are current. When reviewing loans for impairment and making the determination to increase the valuation allowance or to charge off a loan, the Company individually monitors and analyzes loans and does not utilize portfolio segments or classes for monitoring purposes. The Company considers delinquency or default of payments, the mortgage loan unpaid principal balance as a percent of the fair value of the mortgage loan collateral, present value of expected payments compared to the current carrying value of the mortgage, current rent rolls of the property, financial condition of major tenants, and local economic conditions that would impact individual loans when reviewing potential loan impairment.
If analysis of any of these factors suggests the ability of the borrower to make future payments may be compromised or if the loan is delinquent in its payments by fewer than 90 days, the loan is added to the Company's watchlist. A watchlist loan has developed negative characteristics or trends in the impairment indicators discussed above, but has not yet met the criteria of a non-performing loan. Specific examples of such watchlist indicators may include loss of a major tenant or delinquency of property tax payments. Watchlist loans are monitored closely by the Company for indications of possible default, and an allowance may be established if ultimate collectability of the full principal amount becomes uncertain. If a loan is 90 days or more past due or is in the process of foreclosure, the loan is reclassified as non-performing. Non-performing loans are reserved to an amount equal to the expected potential principal loss and are reviewed in detail to determine whether an impairment or charge-off is necessary. Charge-offs are recorded when principal loss is imminent and the amount is readily determinable.
The Company had $637,675 and $575,213 of loans outstanding as of December 31, 2017 and 2016, respectively, of which $9,724 and $5,259 were on the watchlist. There were no non-performing loans held as of December 31, 2017 and 2016. There were no charge-offs recorded in the mortgage loan portfolio in 2017, 2016 and 2015.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The Company did not carry a valuation allowance for credit losses on mortgage loans as of December 31, 2017 and 2016. Changes in the valuation allowance are recorded through net investment income.
Commercial mortgage loans are placed on nonaccrual status after a default notice has been issued and the borrower has failed to cure the defect in a reasonable amount of time. Once a loan reaches nonaccrual status any accrued interest income is derecognized and future accrual of interest is suspended until the loan is made current. If the ultimate collectability of principal, either in whole or in part, is in doubt, any payment received on a nonaccrual loan shall first be applied to reduce principal to the extent necessary to eliminate such doubt. There were no loans in nonaccrual status at December 31, 2017 or 2016, and no loans were restructured during 2017 or 2016.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

3.	Income Taxes
The components of the net deferred tax assets (liabilities), tax-effected at 21% and 35% at December 31, 2017 and 2016, respectively, are as follows:
		2017			2016
		Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Gross deferred tax assets (DTAs)	$92,041	$1,246	$93,287	$158,338	$4,361	$162,699
(b)	Statutory valuation allowance adjustment	—	—	—	—	—	—
(c)	Adjusted gross deferred tax assets ((a) - (b))	92,041	1,246	93,287	158,338	4,361	162,699
(d)	Deferred tax assets nonadmitted	52,342	—	52,342	92,013	—	92,013
(e)	Subtotal (net deferred tax assets) ((c) - (d))	39,699	1,246	40,945	66,325	4,361	70,686
(f)	Gross deferred tax liabilities (DTLs)	1,524	10,350	11,874	4,825	10,485	15,310
(g)	Net admitted deferred tax assets ((e) - (f))	$38,175	$(9,104)	$29,071	$61,500	$(6,124)	$55,376

		2017			2016
		Ordinary	Capital	Total	Ordinary	Capital	Total
(a)	Federal income taxes paid in prior years
	recoverable through loss carrybacks	$—	$1,246	$1,246	$51,015	$4,361	$55,376
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax asset from 2a above) after application of the threshold limitation (the lesser of 2b1 and 2b2 below)	27,825	—	27,825	—	—	—
	b1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	27,825	—	27,825	—	—	—
	b2. Adjusted gross deferred tax assets allowed per limitation threshold	XXXXX	XXXXX	154,602	XXXXX	XXXXX	141,898
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from 2a and 2b above) offset by gross deferred tax liabilities	11,874	—	11,874	15,310	—	15,310
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total (a + b + c)	$39,699	$1,246	$40,945	$66,325	$4,361	$70,686

		2017			2016
(a)	Ratio percentage used to determine recovery period and threshold limitation amount	2,043%			1,851%
(b)	Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in b2 above	$1,096,026			$1,009,789

		2017			2016
		Ordinary	Capital		Ordinary	Capital
Impact of tax planning strategies
(a) Determination of adj. gross def. tax assets & net admitted def. tax assets by tax character as a %
	1. Adj. gross DTAs amount from Note 9A1( c)	$92,041	$1,246		$158,338	$4,361
	2. % of Adj. gross DTAs by tax character attrib. to the impact of tax planning strategies	—%	—%		—%	—%
	3. Net admitted adj. gross DTAs amt from Note 9A1( e)	$39,699	$1,246		$66,325	$4,361
	4. % of Net admitted adj. gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%		—%	—%

(b) Does the Company's tax-planning strategies include the use of reinsurance?		[ ] Yes	[ X ] No		[ ] Yes	[ X ] No

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

Unrecognized Deferred Tax Liabilities
Under pre-1984 life insurance company income tax laws, a portion of a company's gain from operations was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the "Policyholders' Surplus Account." A stock life insurance company is subject to tax on any direct or indirect distributions to shareholders from the existing Policyholders' Surplus Account at the corporate rate in the tax year of the distribution. Historically, the Company did not expect to make any taxable distributions from the Policyholders' Surplus account and, therefore, had not previously recognized a DTL on the statutory balance sheets.
On December 22, 2017, the Tax Cuts and Jobs Act (the Act) was enacted into law. A provision of the Act imposes a tax on the remaining balance of any existing Policyholders' Surplus Account as of December 31, 2017. Life insurance companies are required to pay tax on the balance of the account ratably over the first eight tax years beginning after December 31, 2017. The Company's Policyholders' Surplus Account was $5,149 at December 31, 2017, and the Company recognized a current tax payable in the amount of $1,081 for the tax associated with this Policyholders' Surplus Account in 2017.
The components of current income tax expense (benefit) are as follows for the year ended December 31:
	2017	2016	2015
Current Income Tax
Federal	$25,097	$28,489	$23,442
Foreign	—	—	—

Subtotal	25,097	28,489	23,442
Federal income tax on net capital gains	5,583	1,159	1,492
Utilization of capital loss carry-forwards	—	—	—
Other	1,081	—	—

Total	$31,761	$29,648	$24,934

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The main components of the net DTAs and DTLs as of December 31 are as follows:
	2017	2016
DTAs
Ordinary
Policyholder reserves	$59,177	$98,886
Deferred acquisition costs	28,911	46,816
Policyholder dividends accrual	2,081	7,152
Compensation and benefits accrual	422	2,528
Pension accrual	—	339
Receivables - nonadmitted	1,450	2,617

Subtotal	92,041	158,338
Nonadmitted	52,342	92,013

Admitted ordinary deferred tax assets	39,699	66,325

Capital:
Investments	1,246	4,361

Subtotal	1,246	4,361

Admitted capital deferred tax assets	1,246	4,361

Admitted deferred tax assets	$40,945	$70,686

DTLs
Ordinary
Investments	$939	$3,438
Policyholder reserves	585	1,387

Subtotal	1,524	4,825

Capital
Investments	10,350	10,485

Subtotal	10,350	10,485
Deferred tax liabilities	11,874	15,310

Net deferred tax assets/liabilities	$29,071	$55,376

The components of the change in net deferred tax as of December 31 are as follows:
	2017	2016	Change

Adjusted gross DTAs	$93,287	$162,699	$(69,412)
Total DTLs	(11,874)	(15,310)	3,436

Net DTAs (DTLs)	$81,413	$147,389	(65,976)
Tax effect of unrealized gains (losses)			167

Change in net deferred tax			$(65,809)

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The actual federal income tax expense (benefit) on operations for 2017, 2016 and 2015 differed from expected tax expense (benefit) as follows:
	2017			2016			2015
		Tax Effect	Effective		Tax Effect	Effective		Tax Effect	Effective
	Amount	at 35%	Tax Rate	Amount	at 35%	Tax Rate	Amount	at 35%	Tax Rate

Income (loss) before taxes and realized gains (losses)	$93,173			$82,793			$95,147
Realized gains (losses)	13,538			6,110			(12,062)
Income (loss) before taxes (including realized gains (losses))	106,711	$37,349	35.0%	88,903	$31,116	35.0%	83,085	$29,080	35.0%
Dividends received deduction	(1,009)	(353)	(0.3)	(1,188)	(416)	(0.5)	(2,077)	(727)	(0.9)
Meals and entertainment	186	65	0.1	170	60	0.1	153	54	0.1
Lobbying expenses	9	3	—	10	4	—	13	5	—
IMR amortization	(4,573)	(1,601)	(1.5)	(3,086)	(1,080)	(1.2)	(5,252)	(1,838)	(2.2)
Surplus adjustment - gain on reinsurance	—	—	—	(393)	(138)	(0.2)	(4,327)	(1,514)	(1.8)
Nonadmitted assets	570	200	0.2	(109)	(38)	—	(1,208)	(423)	(0.5)
Prior year permanent items	(266)	(93)	(0.1)	493	173	0.2	(811)	(284)	(0.3)
Other	(2)	(1)	—	(2)	(1)	—	9	2	—
Pre-1984 Policyholders' Surplus tax	—	1,081	1.0	—	—	—	—	—	—
Tax reform rate change	—	60,920	57.1	—	—	—	—	—	—

Taxable income (loss)	$101,626	$97,570	91.5%	$84,798	$29,679	33.4%	$69,585	$24,355	29.3%

Current income tax expense (benefit)		$31,761	29.8%		$29,648	33.3%		$24,934	30.0%
Change in net deferred tax (excluding change related to unrealized appreciation of investments)		65,809	61.7		31	—		(579)	(0.7)

Total statutory income taxes		$97,570	91.5%		$29,679	33.3%		$24,355	29.3%

The Company has recognized a tax expense of $60,920 related to operations and surplus items excluding unrealized gains and losses. In addition, the Company recognized a tax benefit of $6,644 in surplus related to unrealized gains and losses. In total, the Company recognized a net tax expense impact of $54,276 in 2017 due to the remeasurement of deferred tax assets and liabilities at lower enacted tax rates.
The following are income tax expenses incurred in the current and prior years that are available for recoupment in the event of future net losses:
Year	Amount

2017	$4,838
2016	—
2015	3,254

On a consolidated basis the following is income tax expense for 2017, 2016 and 2015 that is available for recoupment in the event of future net losses:
Year	Amount

2017	$4,838
2016	72,818
2015	58,391

The guidance for accounting for uncertainty in income taxes prescribes a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements.  Interest and penalties on tax uncertainties are classified as a federal tax expense. The total amount of interest

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

accrued was $0 as of December 31, 2017, and 2016. The Company does not expect to have a significant change in unrecognized tax benefits in the next twelve months.
The examinations of the Company's consolidated federal income tax returns for the years 2013 and prior are closed, and the years 2014 through 2017 remain open under the Internal Revenue Service (IRS) statute of limitations. AFMICSI and its subsidiaries are currently under federal audit for tax year 2015.
4.	Related Party Transactions
The Company has issued certain annuities to AFMICSI. The carrying value of all such annuities amounted to approximately $48,063 and $52,593 at December 31, 2017 and 2016, respectively.
As of December 31, 2017 and 2016, the Company reported $1,700 and $968, respectively, due from affiliates, and $25,217 and $28,446, respectively, due to affiliates, none of which is income taxes due to or from affiliates. Terms of the settlement require that these amounts be settled within 30 days. These balances arise from the intercompany expense allocations described in Note 1(h).
The Company is party to an affiliated reinsurance agreement with AFMICSI under which the Company assumes long-term care business from AFMICSI by way of a 100% quota share reinsurance agreement. The Company assumed reinsurance premiums of $4,321, $4,492 and $4,674 during 2017, 2016 and 2015, respectively, under this agreement. The Company also assumed $120,870 and $115,784 of reserves at December 31, 2017 and 2016, respectively, under this agreement.

5.	Employee Benefit Plans
AFMICSI has a non-contributory qualified pension plan (herein referred to as the Plan) covering substantially all employees except for those of PGC, Homesite or acquired non-insurance companies. The Company is not directly liable for obligations under the Plan. For AFMICSI employees hired before January 1, 2009, and Sales District Leaders hired before January 1, 2010, the benefits are based on years of credited service and highest average compensation (as defined in the Plan). For employees hired on or after January 1, 2009, and Sales District Leaders hired on or after January 1, 2010, benefits are determined under a cash balance formula (as defined in the Plan). The asset valuation method used for the funding calculations was the Two-Year Smoothed Value method. Benefit restrictions required under the Pension Protection Act of 2006 do not apply in 2017 or 2016 given the funded status of the Plan. Pension expense of approximately $1,256, $1,296 and $989 was allocated to the Company for the years ended December 31, 2017, 2016 and 2015, respectively.
AFMICSI also sponsors a qualified contributory 401(k) plan (the 401(k) Plan) in which substantially all employees are eligible to participate except for those employees of PGC, Homesite or acquired non-insurance companies. Employees who choose to participate in the 401(k) Plan contribute between 1% and 30% of eligible base compensation, subject to IRS limitations. AFMICSI is required to make contributions each payroll period, as defined, to a trust fund. AFMICSI's contributions are based on a formula with a 100% match on the first 3% of eligible contributions plus 50% on the next 2% of eligible contributions for a maximum annual contribution of 4% of participants' eligible compensation.  The Plan expense allocated to the Company during 2017, 2016 and 2015 amounted to $560, $516 and $509, respectively.
The Company provides certain health care benefits to substantially all employees and contributes toward eligible employees' postretirement health care using a fixed amount for each year of eligible service. Certain employees may also receive health care benefits upon retirement via conversion of unused sick days earned prior to 2008. In addition, the Company provides most employees with a life insurance benefit, for which the Company absorbs substantially all of the cost. The Company's portion of the costs of these programs is unfunded. The Company sponsors no other significant postretirement

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

benefit plans and uses a measurement date of December 31 for valuing pension and other postretirement benefit plans (herein referred to as the Plans).
A liability of $1,476 and $2,680 was accrued for compensated absences as of December 31, 2017 and 2016, respectively.

6.	Capital and Surplus and Shareholder's Dividend Restrictions
The apportionment of unassigned surplus between participating policyholders and the shareholder was assigned as follows:
Unassigned surplus held for the benefit of policyholders at December 31, 2017 totaled $0 while unassigned surplus held for the benefit of the shareholder totaled $1,056,235.
The unassigned surplus held for the benefit of the shareholder as of December 31, 2017 has been contributed to the product lines of the Company as follows: $266,599 to participating products and $9,464 to non-participating products. The remaining unassigned surplus held for the benefit of the shareholder of $780,172 is held in a Stockholder Surplus account.
The portion of unassigned funds (surplus) represented or reduced by each item below is as follows:
	2017	2016

Unrealized gains and losses	$47,415	$28,000
Nonadmitted assets	59,250	99,490
Asset valuation reserves	57,737	53,588

The Company did not pay any ordinary or extraordinary dividends in 2017, 2016 or 2015.  The Company is generally required to report dividends to the OCI 30 days in advance of payment.
7.	Commitments and Contingencies
The Company is contingently liable for cessions to reinsurers to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.
The Company is at times involved in lawsuits which are related to operations. In most cases, such lawsuits involve claims under insurance policies and other contracts of the Company. Such lawsuits, either individually or in the aggregate, are not expected to have a material effect on the Company's statutory financial statements.
The Company is liable for mandatory assessments that are levied by the life & health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. As of December 31, 2017 and 2016, the guaranty fund liability was $1,749 and $1,575, respectively, based on information received from the states in which the Company writes business. The guaranty fund assets related to future premium tax credits were $2,426 and $2,252 as of December 31, 2017 and 2016, respectively.

8.	Separate Accounts
The separate accounts held by the Company relate to VUL and VA which do not contain any guarantee of minimum returns. The net investment experience of the separate accounts is credited directly to the policy owner and can be positive or negative, and therefore, is not included in the Company's net income.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

Policy owners are the only persons having rights to any assets in the separate accounts or to income arising from such assets. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. The fair value of assets held in separate accounts and the related liabilities are based on quoted market prices of the underlying mutual funds, which are traded in non-active markets. There were no securities lending transactions in the separate accounts in 2017 or 2016.
Information regarding the non-guaranteed separate accounts of the Company as of December 31 is as follows:
	2017	2016

Premiums, considerations or deposits	$17,831	$19,174

Reserves
For accounts with assets at fair value	$293,966	$262,151

Total reserves	293,966	262,151

By withdrawal characteristics:
At fair value	293,966	262,151

Total reserves	$293,966	$262,151
Reconciliation of Net Transfers to (from) Separate Accounts

Transfers as reported in the statutory statements of operations are as follows for the years ended December 31, 2017, 2016 and 2015:
	2017	2016	2015

Transfers to separate accounts	$17,831	$19,174	$20,916
Transfers from separate accounts	(39,646)	(39,217)	(36,958)
Reinsurance ceded transfers	21,815	20,043	16,042

Net transfers to (from) separate accounts	$—	$—	$—

The reinsurance ceded transfers pertain to the VUL and VA reinsurance agreement with KCL, as disclosed in Note 1(j).

9.	Federal Home Loan Bank Agreements
The Company is a member of the FHLBC. The general nature of the FHLBC agreement is to provide a platform which provides AFLIC with the ability to receive advances from the FHLBC as a member of the bank. Any such advances are required to be fully collateralized with member stock and qualified securities. The intended use of the membership is to provide liquidity and other financing to AFLIC in the event it is needed. There were no outstanding balances relating to FHLBC funding advances and there was no collateral pledged as of December 31, 2017 and 2016. The shares in FHLBC stock are considered Class B and are recorded as common stock in the statutory balance sheets.

American Family Life Insurance Company
Notes to the Statutory Financial Statements
December 31, 2017, 2016 and 2015
(in thousands of dollars)

The following summarizes general account FHLBC capital stock balances as of December 31:
(in thousands of dollars, except share amounts)	2017	2016

Shares outstanding	9,151	10,455

Membership stock - Class B	$915	$1,046
Excess stock	—	—
Aggregate total - carrying value	915	1,046
Actual or estimated borrowing capacity	18,302	20,910
Borrowing capacity is calculated as the carrying value of FHLBC stock multiplied by 20, less any outstanding advances.

Supplemental Information

Report of Independent Auditors

To the Board of Directors of American Family Life Insurance Company:

We have audited the statutory-basis financial statements of American Family Life Insurance Company as of December 31, 2017 and for the year then ended and our report thereon appears on page 1 of this document.  That audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The Supplemental Schedule of Assets and Liabilities, Supplemental Summary Investment Schedule and Supplemental Investment Risk Interrogatories (the "supplemental schedules") of the Company as of December 31, 2017 and for the year then ended are presented to comply with the National Association of Insurance Commissioners' Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory-basis financial statements.  The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements.  The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America.  In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 23, 2018

American Family Life Insurance Company
Supplemental Schedule of Assets and Liabilities
December 31, 2017
(in thousands of dollars)

Investment income earned
Government bonds	$891	Common stocks - market value	$171,769
Other bonds (unaffiliated)	165,356	Short-term investments - book value	—
Bonds of affiliates	—	Cash on deposit	15,695
Common stocks (unaffiliated)	3,229	Cash equivalents	157,442
Mortgage loans	29,837	Life insurance in force	—
Real estate	—	Ordinary	97,225,115
Premium notes, policy loans and liens	14,605	Credit life	—
Short-term investments	884	Group life	1,408,414
Other invested assets	—
Aggregate write-ins for investment	16	Amount of accidental death insurance in
income	—	force under ordinary policies	789,993

Gross investment income	$214,818	Life insurance policies with disability provisions in force
Mortgage loans - book value		Ordinary	28,953,881
Residential mortgages	$—
Commercial mortgages	637,675	Supplemental contracts in force
		Ordinary - not involving life contingencies
Total mortgages	$637,675	Amount on deposit	19,178
		Income payable	3,545
Mortgage loans - book value
Good standing	$637,675	Ordinary - involving life contingencies
Good standing with restructured terms	—	Amount on deposit	12,932
In the process of Foreclosure	—	Income payable	1,412

Total mortgages	$637,675	Annuities
		Ordinary:
Bonds and short-term investments by		Deferred - fully paid account balance	48,199
Maturity - statement value		Deferred - not fully paid account balance	221,060
Due within one year or less	$216,632
Over 1 year through 5 years	1,285,724	Deposit funds and dividend accumulations
Over 5 years through 10 years	1,609,808	Deposit funds - account balance	9,670
Over 10 years through 20 years	291,363	Dividend accumulations - account balance	236,072
Over 20 years	680,067
		Claim payments 2017
Total by maturity	$4,083,594	Other coverages that use developmental
		methods to calculate claims reserves
Bonds by class - statement value		2017	—
Class 1	$2,259,439	2016	—
Class 2	1,676,422	2015	—
Class 3	84,148	2014	—
Class 4	59,889	2013	—
Class 5	3,696	2012	—
Class 6	—	Prior	—

Total by class	$4,083,594

Total bonds publicly traded	$3,456,660

Total bonds privately placed	$626,934

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Summary Investment Schedule
December 31, 2017
(in thousands of dollars)

Investment Categories					Gross Investment Holdings		Admitted Assets as Reported in the Annual Statement
					1	2	3	4
					Amount	Percent	Amount	Percent
1.	Bonds
	1.1	U.S. treasury securities			$59,402	1.1%	$59,402	1.1%
	1.2	U.S. government agency and corporate obligations (excluding mortgage-backed securities):
		1.21	Issued by U.S. government agencies		1,798	0.0%	1,798	0.0%
		1.22	Issued by U.S. government sponsored agencies		5,170	0.1%	5,170	0.1%
	1.3	Foreign government (including Canada, excluding mortgage- backed securities)			—	0.0%	—	0.0%
	1.4	Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
		1.41	States, territories and possessions general obligations		24,123	0.5%	24,123	0.5%
		1.42	Political subdivisions of states, territories and possessions and political subdivisions general obligations		32,826	0.6%	32,826	0.6%
		1.43	Revenue and assessment obligations		78,906	1.5%	78,906	1.5%
		1.44	Industrial development and similar obligations		—	0.0%	—	0.0%
	1.5	Mortgage-backed securities (includes residential and commercial MBS):
		1.51	Pass-through securities:
			1.511	Issued or guaranteed by GNMA	1,924	0.0%	1,924	0.0%
			1.512	Issued or guaranteed by FNMA and FHLMC	217,274	4.1%	217,274	4.1%
			1.513	All other	—	0.0%	—	0.0%
		1.52	CMOs and REMICs:
			1.521	Issued or guaranteed by GNMA, FNMA, FHLMC or VA	131,330	2.5%	131,330	2.5%
			1.522	Issued by non-U.S. Government issuers and collateralized by mortgage-backed securities issued or guaranteed by agencies shown in line 1.521	—	0.0%	—	0.0%
			1.523	All other	389,168	7.4%	389,168	7.4%
2.	Other debt and other fixed income securities (excluding short-term):
	2.1	Unaffiliated domestic securities (includes credit tenant loans rated by the SVO)			2,569,291	48.9%	2,569,291	48.9%
	2.2	Unaffiliated foreign securities			572,382	10.9%	572,382	10.9%
	2.3	Affiliated securities			—	0.0%	—	0.0%
3.	Equity interests:
	3.1	Investments in mutual funds			10,012	0.2%	10,012	0.2%
	3.2	Preferred stocks:
		3.21	Affiliated		—	0.0%	—	0.0%
		3.22	Unaffiliated		—	0.0%	—	0.0%
	3.3	Publicly traded equity securities (excluding preferred stocks):
		3.31	Affiliated		—	0.0%	—	0.0%
		3.32	Unaffiliated		160,842	3.1%	160,842	3.1%
	3.4	Other equity securities:
		3.41	Affiliated		—	0.0%	—	0.0%
		3	Unaffiliated		915	0.0%	915	0.0%
	3.5	Other equity interests including tangible personal property under lease:
		4	Affiliated		—	0.0%	—	0.0%
		4	Unaffiliated		—	0.0%	—	0.0%
4.	Mortgage loans:
	4.1	Construction and land development			—	0.0%	—	0.0%
	4.2	Agricultural			—	0.0%	—	0.0%
	4.3	Single family residential properties			—	0.0%	—	0.0%
	4.4	Multifamily residential properties			—	0.0%	—	0.0%
	4.5	Commercial loans			637,675	12.1%	637,675	12.1%
	4.6	Mezzanine real estate loans			—	0.0%	—	0.0%
5.	Real estate investments:
	5.1	Property occupied by company			—	0.0%	—	0.0%
	5.2	Property held for production of income (including $0 of property acquired in satisfaction of debt)			—	0.0%	—	0.0%
	5.3	Property held for sale (including $0 of property acquired in satisfaction of debt)			—	0.0%	—	0.0%
6.	Contract loans				196,758	3.7%	195,527	3.7%
7.	Derivatives				—	0.0%	—	0.0%
8.	Receivables for securities				1,754	0.0%	1,754	0.0%
9.	Securities Lending (Line 10, Asset Page reinvested collateral)				—	0.0%	—	0.0%
10.	Cash and short-term investments				173,137	3.3%	173,137	3.3%
11.	Other invested assets				—	0.0%	—	0.0%
12.	Total invested assets				$5,264,687	100.0%	$5,263,456	100.0%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

1.	State the reporting entity's total admitted assets as reported on Page 2 of this annual statement.				$5,345,078

2.
State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the reporting entity, and policy loans.

		1	2	3	4
		Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

	2.01	GOLDMAN SACHS GROUP INC	Bonds and Common Stock	$68,822	1.288%
	2.02	MORGAN STANLEY	Bonds and Common Stock	51,070	0.955%
	2.03	AT&T INC	Bonds and Common Stock	46,561	0.871%
	2.04	BANK OF AMERICA CORP	Bonds and Common Stock	41,556	0.777%
	2.05	JPMORGAN CHASE & CO	Bonds and Common Stock	38,693	0.724%
	2.06	WELLS FARGO & COMPANY	Bonds and Common Stock	38,318	0.717%
	2.07	CITIGROUP INC	Bonds and Common Stock	37,067	0.693%
	2.08	ANHEUSER-BUSCH INBEV FINANCE INC	Bonds	36,297	0.679%
	2.09	VERIZON COMMUNICATIONS INC	Bonds and Common Stock	26,528	0.496%
	2.1	DIAMOND 1 FINANCE CORPORATION	Bonds	22,033	0.412%

3.	State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

			1	2		3	4
		Bonds	Amount	Percent	Preferred Stocks	Amount	Percent

	3.01	NAIC-1	$2,259,439	42.271%	P/RP-1	$—	0.000%
	3.02	NAIC-2	1,676,422	31.364%	P/RP-2	—	0.000%
	3.03	NAIC-3	84,148	1.574%	P/RP-3	—	0.000%
	3.04	NAIC-4	59,889	1.120%	P/RP-4	—	0.000%
	3.05	NAIC-5	3,696	0.069%	P/RP-5	—	0.000%
	3.06	NAIC-6	—	—%	P/RP-6	—	0.000%

4.	Assets held in foreign investments:

	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [ X]
	4.02	Total admitted assets held in foreign investments	$476,662	8.918%
	4.03	Foreign currency-denominated investments	—	0.000%
	4.04	Insurance liabilities denominated in that same foreign currency	—	0.000%

	If response, to 4.01 is yes, responses are not required for Interrogatories 5 - 10.

5.	Aggregate foreign investment exposure by NAIC sovereign rating:		1	2
			Amount	Percent
	List the 10 largest sovereign (i.e. non-governmental) foreign issues:
	5.01	Countries rated NAIC-1	$371,145	6.944%
	5.02	Countries rated NAIC-2	84,784	1.586%
	5.03	Countries rated NAIC-3 or below	20,732	0.388%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

6.	Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:		1	2
			Amount	Percent
	Countries rated NAIC-1:
	6.01	United Kingdom	$47,999	0.898%
	6.02	Netherlands	45,642	0.854%
	Countries rated NAIC-2:
	6.03	Mexico	24,139	0.452%
	6.04	Columbia	14,560	0.272%
	Countries rated NAIC-3 or below:
	6.05	British Virgin Islands	9,723	0.182%
	6.06	Turkey	6,150	0.115%

		1	2
		Amount	Percent

7.	Aggregate unhedged foreign currency exposure	$—	0.000%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:		1	2
			Amount	Percent

	8.01	Countries rated NAIC-1	$—	0.000%
	8.02	Countries rated NAIC-2	—	0.000%
	8.03	Countries rated NAIC-3 or below	—	0.000%

9.	Two largest unhedged currency exposures to a single country: Countries rated NAIC-1:	1	2
	Countries rated NAIC-1:	Amount	Percent

	9.01	$—	0.000%
	9.02	—	0.000%
	Countries rated NAIC-2:
	9.03	—	0.000%
	9.04	—	0.000%
	Countries rate NAIC-3 or below:
	9.05	—	0.000%
	9.06	—	0.000%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

10.	List the 10 largest sovereign (i.e. non-governmental) foreign issues:
		1	2	3	4
		Issuer	NAIC Rating	Amount	Percent

	10.01	General Electric Co	1	$18,757	0.351%
	10.02	HSBC Holdings PLC	1	18,039	0.337%
	10.03	Credit Suisse Group AG	2	16,461	0.308%
	10.04	Macquarie Group Ltd	1	15,000	0.281%
	10.05	Sumitomo Mitsui Financial Group	1	14,808	0.277%
	10.06	Teva Pharmaceutical Industries	2	13,568	0.254%
	10.07	Mitsubishi UFJ Financial Group	1	12,871	0.241%
	10.08	UBS Group AG	1	10,427	0.195%
	10.09	Triton Container International	2	10,000	0.187%
	10.10	Medtronic PLC	1	9,822	0.184%

11.	State the amount and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure.

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? If response to 11.01 is yes, detail not required for the remainder of Interrogatory 11.		Yes [ X] No [ ]
			1	2
		Description	Amount	Percent

	11.02	Total admitted assets held in Canadian investments	$—	0.000%
	11.03	Canadian currency-denominated investments	—	0.000%
	11.04	Canadian currency-denominated insurance liabilities	—	0.000%
	11.05	Unhedged Canadian currency exposure	—	0.000%

12.
State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets?	Yes [ X] No [ ]

		If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

		1	2	3
		Contractual Sales Restrictions	Amount	Percent

	12.02	Aggregate statement value of investments with contractual sales restrictions	$—	0.000%

		Largest 3 investments with contractual sales restrictions.
	12.03		—	0.000%
	12.04		—	0.000%
	12.05		—	0.000%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

13.
State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in Part Six, Sections 2(f) and (g) of the Purposes and Procedures Manual of the NAIC Investment Analysis Office as exempt or NAIC 1).

	13.01	Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [ X]

		If response to 13.01 is yes, responses are not required for the remainder of Interrogatory 13.

		1	2	3
		Name of Issuer	Amount	Percent

	13.02	NORTHERN FUNDS SMALL CAP CORE	$9,998	0.187%
	13.03	APPLE INC	4,577	0.086%
	13.04	MICROSOFT CORP	3,377	0.063%
	13.05	ALPHABET INC	3,316	0.062%
	13.06	TIDEWATER INC	2,924	0.055%
	13.07	AMAZON COM INC	2,445	0.046%
	13.08	FACEBOOK INC	2,168	0.041%
	13.09	BERKSHIRE HATHAWAY INC	2,006	0.038%
	13.1	JOHNSON & JOHNSON	1,983	0.037%
	13.11	JPMORGAN CHASE & CO	1,944	0.036%

14.
State the amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately-placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets?	Yes [ X] No [ ]

		If response to 14.01 is yes, responses are not required for the remainder of Interrogatory 14.
		1	2	3
		Investment Category	Amount	Percent
	14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$—	0.000%

		Largest 3 investments held in nonaffiliated, privately placed equities:
	14.03		—	0.000%
	14.04		—	0.000%
	14.05		—	0.000%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

15.	State the aggregate amounts and percentages of the entity's total admitted assets held in general partnership interests (included in other equity securities).

	15.01	Are assets held in general partnership interest less than 2.5% of the reporting entity's total admitted assets?	Yes [ X] No [ ]

		If response to 15.01 is yes, responses are not required for the remainder of Interrogatory 15.
		1	2	3
		Type (Residential, Commercial, Agricultural)	Amount	Percent

	15.02	Aggregate statement value of investments held in general partnership interests	$—	0.000%

		Largest 3 investments in general partnership interests
	15.03		—	0.000%
	15.04		—	0.000%
	15.05		—	0.000%

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets?	Yes [ ] No [ X]

		If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.
		1	2	3
		Type (Residential, Commercial, Agricultural)	Amount	Percent

	16.02	Commercial Mortgage 656	$8,968	0.168%
	16.03	Commercial Mortgage 556	8,569	0.160%
	16.04	Commercial Mortgage 567	8,500	0.159%
	16.05	Commercial Mortgage 508	8,219	0.154%
	16.06	Commercial Mortgage 497	8,055	0.151%
	16.07	Commercial Mortgage 611	7,475	0.140%
	16.08	Commercial Mortgage 407	7,452	0.139%
	16.09	Commercial Mortgage 535	7,428	0.139%
	16.10	Commercial Mortgage 375	7,286	0.136%
	16.11	Commercial Mortgage 572	7,268	0.136%

	1	2	3
	Description	Amount	Percent

16.12	Construction loans	$—	0.000%
16.13	Mortgage loans over 90 days past-due	—	0.000%
16.14	Mortgage loans in the process of foreclosure	—	0.000%
16.15	Mortgage loans foreclosed	—	0.000%
16.16	Restructured mortgage loans	—	0.000%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

			Residential		Commercial		Agricultural
			1	2	3	4	5	6
		Loan-to-Value	Amount	Percent	Amount	Percent	Amount	Percent

	17.01	Above 95%	$—	0.000%	$—	0.000%	$—	0.000%
	17.02	91% to 95%	—	0.000%	—	0.000%	—	0.000%
	17.03	81% to 90%	—	0.000%	—	0.000%	—	0.000%
	17.04	71% to 80%	—	0.000%	—	0.000%	—	0.000%
	17.05	Below 70%	—	0.000%	637,675	11.930%	—	0.000%

18.	Amounts and percents of the reporting entity's total admitted assets held in each of the five largest investments in real estate:

	18.01	Are assets held in real estate reported in less than 2.5% of the reporting entity's total admitted assets?			Yes [ X] No [ ]

		If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

		1	2	3
		Description	Amount	Percent

		Assets held in the 5 Largest Real Estate Holdings:
	18.02		$—	0.000%
	18.03		—	0.000%
	18.04		—	0.000%
	18.05		—	0.000%
	18.06		—	0.000%

19.	Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments held in mezzanine real estate loans:

	19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity's total admitted assets?			Yes [ X] No [ ]

		If response to 19.01 above is yes, responses are not required for the remainder of Interrogatory 19.

	List the 10 largest sovereign (i.e. non-governmental) foreign issues:
		1	2	3
		Description	Amount	Percent

	19.02	Aggregate statement value of investments held in mezzanine loans	$—	0.000%

		Largest three investments held in mezzanine real estate loans:
	19.03		—	0.000%
	19.04		—	0.000%
	19.05		—	0.000%

See Report of Independent Auditors on Supplementary Information

American Family Life Insurance Company
Supplemental Investment Risk Interrogatories
December 31, 2017
(in thousands of dollars)

20.	Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

			At Year End		At End of Each Quarter

			Amount	Percent	1st Qtr.	2nd Qtr.	3rd Qtr.
		Description	1	2	3	4	5
	20.01	Securities lending agreements (do not include assets held as collateral for such transactions)	$—	0.000%	$—	$—	$—
	20.02	Repurchase agreements	—	0.000%	—	—	—
	20.03	Reverse repurchase agreements	—	0.000%	—	—	—
	20.04	Dollar repurchase agreements	—	0.000%	—	—	—
	20.05	Dollar reverse repurchase agreements	—	0.000%	—	—	—

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:
			Owned		Written
			Amount	Percent	Amount	Percent
			1	2	3	4

	21.01	Hedging	$—	0.000%	$—	$—
	21.02	Income generation	—	0.000%	—	—
	21.03	Other	—	0.000%	—	—

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:
			At Year End		At End of Each Quarter
			Amount	Percent	1st Qtr.	2nd Qtr.	3rd Qtr.
			1	2	3	4	5

	22.01	Hedging	$—	0.000%	$—	$—	$—
	22.02	Income generation	—	0.000%	—	—	—
	22.03	Replications	—	0.000%	—	—	—
	22.04	Other	—	0.000%	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

			At Year End		At End of Each Quarter
			Amount	Percent	1st Qtr.	2nd Qtr.	3rd Qtr.
			1	2	3	4	5

	23.01	Hedging	$—	0.000%	$—	$—	$—
	23.02	Income generation	—	0.000%	—	—	—
	23.03	Replications	—	0.000%	—	—	—
	23.04	Other	—	0.000%	—	—	—

See Report of Independent Auditors on Supplementary Information